   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1999


                                                      REGISTRATION NOS. 811-3084
                                                                         2-68723
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 27                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 28                             /X/

                        (Check appropriate box or boxes)
                            ------------------------

                   PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525


                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       / / on (date) pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)


                       /X/ on November 29, 1999 pursuant to paragraph (a)(1)


                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of rule 485.

                          If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

                                                     Shares of Common Stock, par value $.01 per
Title of Securities Being Registered...............  share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND TYPE:
-------------------------------------
Stock

INVESTMENT OBJECTIVE:
-------------------------------------
Capital growth

PRUDENTIAL
SMALL COMPANY
VALUE FUND, INC.
                                     [LOGO]

---------------------------------------------------------------
PROSPECTUS: NOVEMBER 29, 1999

As with all mutual funds, the Securities
and Exchange Commission has not
approved or disapproved the Fund's
shares, nor has the SEC determined
that this prospectus is complete or
accurate. It is a criminal offense to
state otherwise.                                       [LOGO]

TABLE OF CONTENTS
-------------------------------------

1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
1          Principal Risks
3          Evaluating Performance
4          Fees and Expenses

6          HOW THE FUND INVESTS
6          Investment Objective and Policies
8          Other Investments and Strategies
10         Investment Risks

13         HOW THE FUND IS MANAGED
13         Board of Directors
13         Manager
13         Investment Adviser
13         Portfolio Manager
14         Distributor
14         Year 2000 Readiness Disclosure

15         FUND DISTRIBUTIONS AND TAX ISSUES
15         Distributions
16         Tax Issues
17         If You Sell or Exchange Your Shares

19         HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
19         How to Buy Shares
27         How to Sell Your Shares
31         How to Exchange Your Shares

33         FINANCIAL HIGHLIGHTS
33         Class A Shares
34         Class B Shares
35         Class C Shares
36         Class Z Shares

38         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
    PRUDENTIAL SMALL COMPANY VALUE FUND, INC. [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL SMALL COMPANY VALUE FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CAPITAL GROWTH, which means we seek investments whose price will increase over time. We normally invest mostly in common stocks of small, less well-known U.S. companies that the investment adviser believes are undervalued. We currently consider small companies to be those with market capitalizations of less than $1.5 billion. Although we invest primarily in small companies, we also can invest up to 35% of the Fund's total assets in equity-related securities of U.S. companies of any size. In addition to common stocks, equity-related securities in which the Fund mainly invests include nonconvertible preferred stocks, convertible securities and real estate investment trusts (REITs). We also can invest up to 15% of total assets in foreign securities. We can use derivatives for hedging and to improve the Fund's returns.

    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in common stocks, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small companies vary more than the prices of large company stocks and they also may present above average risks. This means

-------------------------------------------------------------------
WE'RE VALUE INVESTORS
In deciding which equity-related securities to buy, we use what is known as a value investment style. We look for securities whose values we think are temporarily depressed and which we believe should increase when or if the market realizes the full value of the company. We invest in companies that we believe are undervalued given the company's earnings, assets, cash flow, price/ book value and [private] market value. Generally, we sell a security when we don't think it is undervalued anymore.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. There also is the risk that the "value" investment style will be out-of-favor so that although a sector of the market may have gone up--like growth stocks--value stocks may not.
    Since our objective is capital growth, the companies that we invest in generally may reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.
    Since the Fund can invest in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those of U.S. issuers. In addition, changes in currency exchange rates can reduce or increase market performance.
    The Fund may use risk management techniques to try to preserve assets or enhance return. These strategies may present above-average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-------------------------------------------------------------------
2  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.               [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for the last ten full calendar years of operation. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a stock index and a group of similar mutual funds. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future.
ANNUAL RETURNS* (CLASS B SHARES)

-------------------------------------------------------------------------
 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
------------------------------------------------------------------------------
  BEST QUARTER __% (__ quarter of 19__) WORST QUARTER: __% (__ quarter of
   19__)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE
     TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99 WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

-----------------------------------------------------------------------------------------------
                                 1 YR.      5 YRS.      10 YRS.           SINCE INCEPTION
-----------------------------------------------------------------------------------
  Class A shares                       %           %          N/A            %    (since 1-22-90)
  Class B shares                       %           %            %            %   (since 11-30-80)
  Class C shares                       %           %          N/A            %     (since 8-1-94)
  Class Z shares                       %         N/A          N/A            %     (since 3-1-96)
  S&P Small Cap 600(2)                 %           %            %          %              N/A(2)
  Lipper Average(3)                    %           %            %          %              N/A(3)

1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE STANDARD & POOR'S SMALLCAP 600 INDEX (S&P SMALLCAP)--AN UNMANAGED CAPITAL-WEIGHTED INDEX OF 600 SMALLER COMPANY U.S. COMMON STOCKS THAT COVER ALL INDUSTRY SECTORS--GIVES A BROAD LOOK AT HOW SMALL-CAP STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES AND OPERATING EXPENSES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. S&P SMALLCAP
     RETURNS SINCE THE INCEPTION OF EACH CLASS ARE    % FOR CLASS A,    % FOR
     CLASS B,    % FOR CLASS C AND    % FOR CLASS Z SHARES. SOURCE: LIPPER INC.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER SMALLCAP FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS
     ARE    % FOR CLASS A,    % FOR CLASS B,    % FOR CLASS C AND    % FOR CLASS
     Z SHARES. SOURCE: LIPPER INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------------------------------------------
                                                CLASS A      CLASS B      CLASS C      CLASS Z
-----------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                            5%         None           1%         None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original
   purchase price or sale proceeds)                None           5%(2)        1%(3)      None
  Maximum sales charge (load) imposed on
   reinvested dividends and other
   distributions                                   None         None         None         None
  Redemption fees                                  None         None         None         None
  Exchange fee                                     None         None         None         None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------------------
                                                CLASS A    CLASS B  CLASS C  CLASS Z
-----------------------------------------------------------------------------------
  Management fees                                 .70%       .70%     .70%     .70%
  + Distribution and service (12b-1) fees         .30%(4)   1.00%    1.00%     None
  + Other expenses                                   %          %        %        %
  = Total annual Fund operating expenses             %          %        %        %
  - Fee waiver                                    .05%       None     None     None
  = NET ANNUAL FUND OPERATING EXPENSES               %(4)       %        %        %

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

-------------------------------------------------------------------
4  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.               [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Class A shares                $       $        $        $
  Class B shares                $       $        $        $
  Class C shares                $       $        $        $
  Class Z shares                $       $        $        $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Class A shares                $       $        $        $
  Class B shares                $       $        $        $
  Class C shares                $       $        $        $
  Class Z shares                $       $        $        $

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL GROWTH. This means we seek investments whose price will increase over time. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest in COMMON STOCKS of SMALL, LESS WELL-KNOWN U.S. COMPANIES that the investment adviser believes are undervalued. We currently consider small companies to be those with market capitalizations of less than $1.5 billion. Market capitalization is measured at the time of initial purchase so that companies whose capitalization no longer meets this definition after purchase continue to be considered small for purposes of achieving our investment objective. We may change what kind of companies we consider small to reflect industry norms at our discretion. We also can invest in securities of issuers we don't consider to be small and which may be well-known.
    In addition to common stocks, we may invest in other equity-related securities including nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts; American Depositary Receipts (ADRs) and other similar securities. Convertible securities also are equity-related securities. These are securities--like bonds, corporate notes and preferred stock-- that we can convert into the company's common stock or some other equity security.

-------------------------------------------------------------------
OUR VALUE STRATEGY
We look for small companies that we believe are undervalued given the company's earnings, assets, cash flow, and dividends. These companies might be inexpensive, ignored or misunderstood in the marketplace and are selling at a discount from their perceived true worth. We consider selling a security when we think it has increased in price to the point where it is no longer undervalued in the opinion of the investment adviser.
-------------------------------------------------------------------

-------------------------------------------------------------------
6  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.               [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS
We may invest in the securities of real estate investment trusts known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark-- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

OPTIONS The Fund may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on equity securities, stock indexes and foreign currencies. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS FOREIGN CURRENCY FORWARD CONTRACTS The Fund may purchase and sell futures contracts and related options on stock indexes and foreign currencies. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to try to

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

protect the value of its assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
The Fund can invest up to 15% of its total assets in equity-related securities and fixed-income obligations of foreign issuers. For the 15% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash or high quality, money market instruments. Money market instruments include commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.
    The Fund also may temporarily hold cash or invest in high quality money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

-------------------------------------------------------------------
8  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.               [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is in effect a loan by the Fund.

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS    RISKS                                  POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  STOCKS OF SMALL U.S.      -- Individual stocks could lose        -- Historically, stocks have
  COMPANIES                     value                                  outperformed other investments
                            -- The equity markets could go             over the long term
  AT LEAST 65%                  down, resulting in a decline in    -- Generally, economic growth means
                                value of the Fund's investments        higher corporate profits, which
                            -- Stocks of small companies are           leads to an increase in stock
                                more volatile and may decline          prices, known as capital
                                more than those in the S&P 500         appreciation
                                Index                              -- Highly successful small
                            -- Small companies are more likely         companies can outperform larger
                                to reinvest earnings and not           ones
                                pay dividends                      -- Value style may perform better
                            -- Changes in interest rates may           than growth style
                                affect the securities of small
                                companies more than the
                                securities of larger companies
                            -- Changes in economic or political
                                conditions, both domestic and
                                international, may result in a
                                decline in value of the Fund's
                                investments
                            -- Value style is out-of-favor
------------------------------------------------------------------------------------
  STOCKS OF LARGER U.S.     -- Similar risks to small U.S.         -- Not as likely to lose value as
  COMPANIES                     companies                              stocks of small companies
                            -- Companies that pay dividends may    -- May be a source of dividend
  UP TO 35%                     not do so if they don't have           income
                                profits or adequate cash flow
------------------------------------------------------------------------------------

-------------------------------------------------------------------
10  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

-----------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS    RISKS                                  POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  FOREIGN SECURITIES        -- Foreign markets, economies and      -- Investors can participate in
                                political systems may not be as        foreign markets and companies
  UP TO 15%                     stable as in the U.S.,                 operating in those markets
                                particularly those in              -- Changing value of foreign
                                developing countries                   currencies
                            -- Currency risk-- changing values     -- Opportunities for
                                of foreign currencies can cause        diversification
                                losses
                            -- May be less liquid than U.S.
                                stocks and bonds
                            -- Differences in foreign laws,
                                accounting standards, public
                                information, custody and
                                settlement practices provide
                                less reliable information on
                                foreign investments and involve
                                more risk
                            -- Year 2000 conversion may be more
                                of a problem for some foreign
                                issuers
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as futures,        -- The Fund could make money and
                                options and foreign currency           protect against losses if the
  PERCENTAGE VARIES             forward contracts may not fully        investment analysis proves
                                offset the underlying positions        correct
                                and this could result in losses    -- Derivatives that involve
                                to the Fund that would not have        leverage could generate
                                otherwise occurred                     substantial gains at low cost
                            -- Derivatives used for risk           -- One way to manage the Fund's
                                management may not have the            risk/return balance is to lock
                                intended effects and may result        in the value of an investment
                                in losses or missed                    ahead of time
                                opportunities
                            -- The other party to a derivatives
                                contract could default
                            -- Derivatives that involve
                                leverage could magnify losses
                            -- Certain types of derivatives
                                involve costs to the Fund that
                                can reduce returns
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

-----------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS       RISKS                                  POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT       -- Performance depends on the          -- Real estate holdings can
  TRUSTS (REITS)                   strength of real estate                generate good returns from
                                   markets, REIT management and           rents, rising market values,
  PERCENTAGE VARIES                property management, which can         etc.
                                   be affected by many factors,       -- Greater diversification than
                                   including national and regional        direct ownership
                                   economic conditions
------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS     -- Limits potential for capital        -- May preserve the Fund's assets
                                   appreciation
  UP TO 100% ON A TEMPORARY    -- Credit risk--the risk that the
  BASIS                            default of an issuer would
                                   leave the Fund with unpaid
                                   interest or principal. The
                                   lower a bond's quality, the
                                   higher its potential volatility
                               -- Market risk--the risk that the
                                   market value of an investment
                                   may move up or down, sometimes
                                   rapidly or unpredictably.
                                   Market risk may affect an
                                   industry, a sector, or the
                                   market as a whole
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES          -- May be difficult to value           -- May offer a more attractive
                                   precisely                              yield or potential for growth
  UP TO 15% OF NET ASSETS      -- May be difficult to sell at the         than more widely traded
                                   time or price desired                  securities
------------------------------------------------------------------------------------

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12  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM is also responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 1999, the Fund paid PIFM management fees of .70 of 1% of the Fund's average net assets.
    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as the
Manager to all   of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately
$    billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER

JAY S. KAPLAN, CFA, a Managing Director of Prudential Investments, has been a manager of the Fund since January 1996. He has been a portfolio manager or analyst for a number of value-oriented equity portfolios at Prudential since 1993.
    Mr. Kaplan looks for stocks of attractively priced companies that are ignored or misanalyzed by the market and are selling at a discount from their perceived true worth. His bottom-up selection process identifies companies with low price to earnings, price to cash flow, price to book value and price to private market value ratios. He focuses on companies with solid balance sheets and strong or improving management with significant stock ownership.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

    Mr. Kaplan has a B.S. from the State University of New York at Binghamton and an M.B.A in Finance from New York University. He also holds a Chartered Financial Analyst (CFA) designation.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the services providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

-------------------------------------------------------------------
14  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.
    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases

-------------------------------------------------------------------
16  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

-------------------------------------------------------------------
RECEIPTS FROM SALE          -->        +$  CAPITAL GAIN
                                           (taxes owed)

                        $              OR

                            -->        -$  CAPITAL LOSS
                                           (offset against gain)

-------------------------------------------------------------------

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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18  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of the varying distribution fees
     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------
                               CLASS A        CLASS B         CLASS C      CLASS Z
-----------------------------------------------------------------------------------
  Minimum purchase         $1,000           $1,000        $2,500           None
   amount(1)
  Minimum amount for       $100             $100          $100             None
   subsequent
   purchases(1)
  Maximum initial sales    5% of the        None          1% of the        None
   charge                  public offering                public offering
                           price                          price
  Contingent Deferred      None             If sold       1% on sales      None
   Sales Charge (CDSC)(2)                   during:       made within 18
                                            Year 1    5%  months of
                                            Year 2    4%  purchase(2)
                                            Year 3    3%
                                            Year 4    2%
                                            Years 5/6 1%
                                            Year 7    0%
  Annual distribution and  .30 of 1%        1%            1%               None
   service (12b-1) fees    (.25 of 1%
   shown as a percentage   currently)
   of average net
   assets(3)

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES-- CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

-------------------------------------------------------------------
20  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-----------------------------------------------------------------------------------
                           SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
-----------------------------------------------------------------------------------
  Less than $25,000                        5.00%                  5.26%            4.75%
  $25,000 to $49,999                       4.50%                  4.71%            4.25%
  $50,000 to $99,999                       4.00%                  4.17%            3.75%
  $100,000 to $249,999                     3.25%                  3.36%            3.00%
  $250,000 to $499,999                     2.50%                  2.56%            2.40%
  $500,000 to $999,999                     2.00%                  2.04%            1.90%
  $1 million and above*                     None                   None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------
minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and real estate brokerage companies affiliated with The Prudential Real Estate Affiliates, Inc. and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

-------------------------------------------------------------------
22  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation

     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

-------------------------------------------------------------------
24  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV-- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. [Because the Fund invests in foreign securities, its NAV can change on days when you cannot buy or sell shares.] We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

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26  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

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28  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year for Class C shares if purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------
Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For

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30  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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32  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights were audited by                              ,
independent accountants, whose report was unqualified.

CLASS A SHARES (FISCAL YEAR ENDED 9-30)

--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                            1999(1)       1998(1)       1997(1)       1996(1)       1995(1)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                     $18.95        $15.30        $14.18        $12.40
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      --           .02           .04           .05
 Net realized and unrealized gain
  (loss) on investment transactions                      (3.31)         6.06          1.75          2.57
 TOTAL FROM INVESTMENT OPERATIONS                        (3.31)         6.08          1.79          2.62
--------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                                    --            --            --            --
 Distributions from net realized
  capital gains on investment
  transactions                                           (1.85)        (2.43)         (.67)         (.84)
 TOTAL DISTRIBUTIONS                                     (1.85)        (2.43)         (.67)         (.84)
 NET ASSET VALUE, END OF YEAR                           $13.79        $18.95        $15.30        $14.18
 TOTAL RETURN(2)                                        (18.90)%       45.92%        13.38%        23.29%
--------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                1999(1)       1998(1)       1997(1)       1996(1)       1995(1)
--------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                        $365,431      $412,980      $237,306      $242,231
 Average net assets (000)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                                   1.17%(3)       1.21%(3)       1.24%(3)       1.33%(3)
 Expenses, excluding distribution
  fees                                                    .92%          .96%          .99%         1.08%
 Net investment income                                      --          .15%          .33%          .30%
 Portfolio turnover                                        36%           58%           53%           64%

1    CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3 THE DISTRIBUTOR OF THE FUND VOLUNTARILY AGREED TO LIMIT ITS DISTRIBUTION FEE TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights were audited by                              ,
independent accountants, whose report was unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 9-30)

--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                            1999(1)       1998(1)       1997(1)       1996(1)       1995(1)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                     $17.64        $14.49        $13.56        $11.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                             (.12)         (.09)         (.06)         (.06)
 Net realized and unrealized gain
  (loss) on investment transactions                      (3.04)         5.67          1.66          2.47
 TOTAL FROM INVESTMENT OPERATIONS                        (3.16)         5.58          1.60          2.41
--------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                                    --            --            --            --
 Distributions from net realized
  capital gains on investment
  transactions                                           (1.85)        (2.43)         (.67)         (.84)
 TOTAL DISTRIBUTIONS                                     (1.85)        (2.43)         (.67)         (.84)
 NET ASSET VALUE, END OF YEAR                           $12.63        $17.64        $14.49        $13.56
 TOTAL RETURN(2)                                        (19.52)%       44.91%        12.56%        22.37%
--------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                1999(1)       1998(1)       1997(1)       1996(1)       1995(1)
--------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                        $514,159      $645,579      $378,861      $361,873
 Average net assets (000)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                                    1.92%         1.96%         1.99%         2.08%
 Expenses, excluding distribution
  fees                                                     .92%          .96%          .99%         1.08%
 Net investment income (loss)                             (.75)%        (.60)%        (.42)%        (.51)%
 Portfolio turnover                                         36%           58%           53%           64%

1    CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

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34  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights were audited by                              ,
independent accountants, whose report was unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 9-30)

--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                           1999(1)       1998(1)       1997(1)       1996(1)       1995(1)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                    $17.64        $14.49        $13.56        $11.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                            (.12)         (.09)         (.06)         (.06)
 Net realized and unrealized gain
  (loss) on investment transactions                     (3.04)         5.67          1.66          2.47
 TOTAL FROM INVESTMENT OPERATIONS                       (3.16)         5.58          1.60          2.41
-------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  capital gains on investment
  transactions                                          (1.85)        (2.43)         (.67)         (.84)
 NET ASSET VALUE, END OF YEAR                          $12.63        $17.64        $14.49        $13.56
 TOTAL RETURN(2)                                       (19.52)%       44.91%        12.56%        22.37%
-------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA               1999(1)       1998(1)       1997(1)       1996(1)       1995(1)
-------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                        $26,804       $22,049        $4,323        $1,545
 Average net assets (000)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                                   1.92%         1.96%         1.99%         2.08%
 Expenses, excluding distribution
  fees                                                    .92%          .96%          .99%         1.08%
 Net investment income (loss)                            (.75)%        (.60)%        (.42)%        (.46)%
 Portfolio turnover                                        36%           58%           53%           64%

1    CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by                              ,
independent accountants, whose report was unqualified.

CLASS Z SHARES (FISCAL PERIOD ENDED 9-30)

--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                           1999(2)        1998(2)        1997(2)        1996(1),(2)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                                $19.04         $15.32            $13.69
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                     .04            .06               .05
 Net realized and unrealized gain
  (loss) on investment transactions                      (3.31)          6.09              1.58
 TOTAL FROM INVESTMENT OPERATIONS                        (3.27)          6.15              1.63
--------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  capital gains on investment
  transactions                                           (1.85)         (2.43)               --
 NET ASSET VALUE, END OF PERIOD                         $13.92         $19.04            $15.32
 TOTAL RETURN(3)                                        (18.58)%        46.38%            11.91%
--------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA               1999(2)        1998(2)        1997(2)       1996(1),(2)
--------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                      $125,770       $151,215           $68,516
 Average net assets (000)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                 .92%           .96%              .99%(4)
 Net investment income (loss)                             .25%           .40%              .58%(4)
 Portfolio turnover                                        36%            58%               53%

1 INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN SHARES WERE FIRST OFFERED) THROUGH 9-30-96.
2    CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
3 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
4    ANNUALIZED.

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36  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH
     & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------
38  PRUDENTIAL SMALL COMPANY VALUE FUND, INC.              [LOGO] (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION:
---------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call (202) 942-8090

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------
CUSIP Numbers and trading symbols:

  Class A: 743968-10-9
  Class B: 743968-20-8
  Class C: 743968-30-7
  Class Z: 743968-40-6

Investment Company Act File No:

811-3084

MF109A                                   [LOGO] Printed on Recycled Paper

                   PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 29, 1999



    Prudential Small Company Value Fund, Inc. (the Fund), is an open-end, diversified, management investment company whose objective is capital growth. The Fund intends to invest primarily in a carefully selected portfolio of common stocks, generally stocks of small, less well known U.S. companies that typically have valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow, price/book value and [private] market value. The Fund's purchase and sale of put and call options and related short-term trading may be considered speculative and may result in higher risks and costs to the Fund. The Fund also may buy and sell options on stocks, stock indexes and foreign currencies, foreign currency forward contracts and futures contracts on stock indexes and foreign currencies and options thereon in  accordance  with  the  limits described  herein.  There  can  be  no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated November 29, 1999. A copy of the Prospectus may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                         PAGE
                                                         ----
Fund History..........................................   B-2
Description of the Fund, Its Investments and Risks....   B-2
Investment Restrictions...............................   B-14
Management of the Fund................................   B-15
Control Persons and Principal Holders of Securities...   B-18
Investment Advisory and Other Services................   B-19
Brokerage Allocation and Other Practices..............   B-23
Capital Shares, Other Securities and Organization.....   B-25
Purchase, Redemption and Pricing of Fund Shares.......   B-25
Shareholder Investment Account........................   B-35
Net Asset Value.......................................   B-39
Performance Information...............................   B-40
Taxes, Dividends and Distributions....................   B-42
Financial Statements..................................   B-
Report of Independent Accountants.....................   B-
Appendix I -- General Investment Information..........   I-1
Appendix II -- Historical Performance Data............   II-1
Appendix III -- Information Relating to Prudential....   III-1


--------------------------------------------------------------------------------

MF109B

                                  FUND HISTORY



    The Fund was established as a Maryland corporation on July 28, 1980. By an amendment to the Fund's Articles of Incorporation filed with the Maryland Secretary of State on June 10, 1996, the Fund's name was changed from Prudential Growth Opportunity Fund, Inc. (originally, the Fund's name was Prudential-Bache Growth Opportunity Fund, Inc.), to Prudential Small Companies Fund, Inc. At a meeting of the Fund's Board of Directors held on May 21, 1997, an amendment to the Fund's Articles of Incorporation was approved to change the Fund's name from Prudential Small Companies Fund, Inc. to Prudential Small Company Value Fund, Inc.



               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS



    (A) CLASSIFICATION. The Fund is an open-end, diversified, management investment company.



    (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is capital growth. It attempts to achieve that objective by investing primarily in a carefully selected portfolio of common stocks generally of small, less well known U.S. companies that typically have valuations which, in the Subadviser's view, are temporarily low relative to the companies' earnings, assets, cash flow, price/book value and private market value. This section describes the Fund's principal and non-principal investment strategies and risks of the Fund.



    The Fund generally has invested in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Stock Index. As a result, the Fund's portfolio generally will be made up of common stocks issued by companies whose market capitalizations typically is less than $1.5 billion or a corresponding market capitalization in foreign markets. Market capitalization is measured at the time of initial purchase. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investment income is of incidental importance, and the Fund may invest in securities that do not produce any income. There can be no assurance that the Fund's investment objective will be achieved.



    The Subadviser believes that, in seeking to attain capital appreciation, it is important to attempt to minimize losses. Accordingly, the Subadviser will attempt to anticipate periods when stock prices generally decline. When, in the Subadviser's judgment, such a period is imminent, the Fund will take defensive measures, such as investing all or part of the Fund's assets in money market instruments during this period. The Fund may also engage in various derivative transactions, such as the purchase and sale of options on stocks, stock indexes and foreign currencies, the purchase and sale of foreign currency forward contracts and futures contracts on stock indexes and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return.



EQUITY-RELATED SECURITIES



    The equity-related securities in which the Fund may invest include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.



    CONVERTIBLE SECURITIES. The Fund may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into common stocks. A convertible security is typically a corporate bond (or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stock which is technically an equity security.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.



    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.



    WARRANTS AND RIGHTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.
Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.



    REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.



FOREIGN SECURITIES



    The Fund may invest up to 15% of its total assets in foreign equity and debt securities. For purposes of this limitation, ADRs and ADSs are not deemed to be foreign securities. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities or quality.



    Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.



    To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).



    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.



RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES



    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.



    The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.



    The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.



    The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expenses relating to these actions.



RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return but not for speculation. These strategies currently include the use of options on stocks, stock indexes and foreign currencies. The Fund also may purchase futures contracts on foreign currencies and stock indexes and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.



LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES AND STOCK INDEX FUTURES



    CALL OPTIONS ON STOCK. The Fund may, from time to time, write (that is, sell) call options on its portfolio securities. The Fund may only write call options which are "covered," meaning that the Fund (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.



    A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.


    In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    Generally, the Subadviser intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value (NAV) occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Subadviser will generally not write listed covered call options when it anticipates that the market values of the Fund's portfolio securities will increase.

    One reason for the Fund to write call options is as part of a "sell discipline." If the Subadviser decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Fund could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

    In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Subadviser, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.


    PUT OPTIONS ON STOCK. The Fund also may write listed put options. A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.


    Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the Subadviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

    If, prior to the exercise of a put option, the Subadviser determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

    At the time a put option is written, the Fund will be required to segregate until the put is exercised or has expired, with its custodian, State Street Bank and Trust Company (the Custodian), cash or other liquid assets, marked-to-market daily, equal in value to the amount the Fund will be obligated to pay upon exercise of the put option.


    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash or other liquid assets, marked-to-market daily, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



    If the Fund has written an option on an industry or market segment index, it will segregate with the Fund's Custodian or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Those securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated or pledged. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral cash or other liquid assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.



    STOCK INDEX FUTURES. The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in those transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or other liquid assets, marked-to-market daily, having a value equal to the market value of the futures contracts, will be segregated with the Fund's Custodian, a futures commissions merchant, and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute BONA FIDE hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies.



    RISKS OF OPTIONS ON INDEXES. The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.



    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.



    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.



    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on those options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the Subadviser's opinion, the market for those options has developed sufficiently that the risk in connection with those transactions is no greater than the risk in connection with options on stocks.



    SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer like the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Stock Index Futures."



    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In that event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's portfolio. It also is possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.


    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


    When the Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of those securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.



    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.



    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. Purchase and sale of OTC options subject the Fund to risks not present with exchange traded options. OTC options also are subject to certain additional risks. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.



    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (Securities Act), and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the staff of the Securities and Exchange Commission (the Commission) has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.



    There currently are legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of those laws or regulations in the future.


    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

RISKS OF OPTIONS ON FOREIGN CURRENCIES


    The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.



    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in that foreign currency would be offset in part by the premium the Fund received for the option.



    If, on the other hand, the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of that foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.



    Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS


    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and commissions are charged for such trades.



    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. The Fund may not use forward contracts to generate income, although the use of those contracts may incidentally generate income. The Fund will not speculate in forward contracts.



    The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


    Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contracts (less the value of the "covering" positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


    The Fund's dealing in foreign currency forward contracts generally will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.


    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the CFTC. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on stock indexes and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.



    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a contract forecast of equity prices, currency rates, market trends or international political trends by the Subadviser may still not result in a successful hedging transaction. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.



    Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange traded futures contracts and options thereon, provided certain conditions are satisfied. The Fund may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.



    Successful use of futures contracts by the Fund also is subject to the ability of the Subadviser to predict correctly movements in the direction of markets and other factors affecting equity securities and currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of those securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.



    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.



RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.


SEGREGATED ASSETS


    The Fund will segregate with its Custodian cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


REPURCHASE AGREEMENTS



    The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity usually is quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by the Manager, pursuant to an order of the Commission.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES



    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.



BORROWING



    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, emergency or extraordinary purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.



SHORT SALES AGAINST-THE-BOX



    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable for such securities of the same issuer) as the securities sold short (a short sale against-the-box). No more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.


ILLIQUID SECURITIES


    The Fund may not hold more than 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale
(restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Subadviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. If the investment adviser determines that a security is no longer liquid, it shall review the portfolio to determine whether the Fund must take any action to ensure that its portfolio complies with the liquidity limitation.


    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in shares of other investment companies. Generally, the Fund does not intend to invest more than 5% of its total assets in such securities. To the extent the Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.


(D) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



    When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.



    The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

(E) PORTFOLIO TURNOVER



    The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. For the years ended September 30, 1999 and 1998, the Fund's portfolio turnover rate was % and 36%, respectively. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of such portfolio securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS


    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.


    The Fund may not:

    (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the value of its total assets in securities of any one issuer.

    (2) Purchase more than 10% of the outstanding voting securities of any one issuer.

    (3) Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    (4) Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    (5) Purchase or sell commodities or commodity futures contracts, except that transactions in foreign currency financial futures contracts and forward contracts and related options are not considered to be transactions in commodities or commodity contracts.

    (6) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    (7) Purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (8) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign currency exchange contracts and financial futures contracts and related options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

    (9) Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistently with its investment objective and policies or by investment in repurchase agreements.

    (10) Make short sales of securities except short sales against-the-box.

    (11) Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

    (12) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act, in disposing of a portfolio security.

    (13) Invest for the purpose of exercising control or management of any other issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND



                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (74)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; formerly, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; Director of The High
                                                                 Yield Income Fund, Inc.; Director or Trustee of 44 funds within the Prudential Mutual Funds.
Delayne Dedrick Gold (60)       Director                        Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.; Director or Trustee of 44 funds within the
                                                                 Prudential Mutual Funds.
*Robert F. Gunia (52)           Vice President and Director     Vice President (since September 1997) of Prudential; Executive
                                                                 Vice President and Treasurer (since December 1996) of Prudential
                                                                 Investments Fund Management LLC (PIFM); Senior Vice President
                                                                 (since March 1987) of Prudential Securities Incorporated
                                                                 (Prudential Securities); formerly Chief Administrative Officer
                                                                 (July 1990-September 1996), Director (January 1989-September
                                                                 1996); Executive Vice President, Treasurer and Chief Financial
                                                                 Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.; Vice President and Director of The Asia
                                                                 Pacific Fund, Inc. (since May 1989); Director of The High Yield
                                                                 Income Fund, Inc.; Director or Trustee of 44 funds within the
                                                                 Prudential Mutual Funds.
Douglas H. McCorkindale (59)    Director                        Vice Chairman (since March 1984) and President (since September
                                                                 1997) of Gannett Co. Inc. (publishing and media) (since March
                                                                 1984); Director of Gannett Co. Inc., Frontier Corporation and
                                                                 Continental Airlines, Inc.; Director or Trustee of 23 funds within the Prudential Mutual Funds.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Thomas T. Mooney (57)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                                 Development Corporation and Northeast Midwest Institute;
                                                                 President, Director and Treasurer of First Financial Fund, Inc.
                                                                 and The High Yield Plus Fund, Inc.; Director or Trustee of 33
                                                                 other funds within the Prudential Mutual Funds.
Stephen P. Munn (56)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988-December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products); Director or Trustee of 18 funds within the Prudential
                                                                 Mutual Funds.
*David R. Odenath, Jr. (42)     Director                        Officer in Charge, President, Chief Executive Officer and Chief
                                                                 Operating Officer (since June 1999), PIFM; Senior Vice President
                                                                 (since June 1999), Prudential; Senior Vice President (August
                                                                 1993-May 1999), PaineWebber Group Inc.
Richard A. Redeker (55)         Director                        Formerly President, Chief Executive Officer and Director (October
                                                                 1993-September 1996), Prudential Mutual Fund Management, Inc.;
                                                                 Executive Vice President, Director and Member of Operating
                                                                 Committee (October 1993-September 1996), Prudential Securities.
                                                                 Director (October 1993-September 1996) of Prudential Securities
                                                                 Group, Inc., Executive Vice President, The Prudential Investment
                                                                 Corporation (January 1994-September 1996); Director (January
                                                                 1994-September 1996) of Prudential Mutual Fund Distributors,
                                                                 Inc. and Prudential Mutual Fund Services, Inc. and Senior
                                                                 Executive Vice President and Director of Kemper Financial
                                                                 Services, Inc. (September 1978-September 1993); and Director or
                                                                 Trustee of 30 funds within the Prudential Mutual Funds.
Robin B. Smith (59)             Director                        Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publisher's Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1988-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc. and Kmart Corporation;
                                                                 Director or Trustee of 32 funds within the Prudential Mutual
                                                                 Funds.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*John R. Strangfeld, Jr. (46)   President and Director          Chief Executive Officer, Chairman, President and Director (since
                                                                 January 1990) of The Prudential Investment Corporation,
                                                                 Executive Vice President (since February 1998), Prudential
                                                                 Global Asset Management Group of Prudential, and Chairman (since
                                                                 August 1989), Pricoa Capital Group; formerly various positions to Chief Executive Officer (November 1994-December 1998),
                                                                 Private Asset Management Group of Prudential and Senior Vice
                                                                 President (January 1986-August 1989), Prudential Capital Group,
                                                                 a unit of The Prudential Insurance Company of America
                                                                 (Prudential); President and Director or Trustee of 44 funds within the Prudential Mutual Funds.
Louis A. Weil, III (58)         Director                        Chairman (since January 1999), President and Chief Executive
                                                                 Officer (since January 1996) and Director (since September 1991)
                                                                 of Central Newspapers, Inc.; Chairman of the Board (since
                                                                 January 1996), Publisher and Chief Executive Officer (August
                                                                 1991-December 1995) of Phoenix Newspapers, Inc.; formerly
                                                                 Publisher of Time Magazine (May 1989-March 1991); President,
                                                                 Publisher and Chief Executive Officer of The Detroit News
                                                                 (February 1986-August 1989); and Member of the Advisory Board,
                                                                 Chase Manhattan Bank-Westchester; Director or Trustee of 30
                                                                 funds within the Prudential Mutual Funds.
Clay T. Whitehead (60)          Director                        President of National Exchange Inc. (new business development firm) (since May 1983); Director or Trustee of 18 funds within the Prudential Mutual Funds.
Grace C. Torres (40)            Treasurer and Principal         First Vice President (since December 1996) of PIFM; First Vice
                                 Financial and                   President (since March 1993) of Prudential Securities; formerly
                                 Accounting Officer              First Vice President (March 1994-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc.
Stephen M. Ungerman (45)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments;
                                                                 formerly First Vice President of Prudential Mutual Fund
                                                                 Management, Inc. (February 1993-September 1996).
Marguerite E. H. Morrison (43)  Secretary                       Vice President (since December 1996) of PIFM; Vice President and
                                                                 Associate General Counsel (since September 1987) of Prudential
                                                                 Securities; formerly Vice President and Associate General
                                                                 Counsel (June 1991-September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.


------------

 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.


** The  address of the Directors and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.



    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of the Manager annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

    Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by the Manager (Fund Complex) for the calendar year ended December 31, 1998.


                               COMPENSATION TABLE


                                                                        TOTAL
                                                                    COMPENSATION
                                                                      FROM FUND
                                                     AGGREGATE        AND FUND
                                                   COMPENSATION     COMPLEX PAID
                NAME OF DIRECTOR                     FROM FUND      TO DIRECTORS
-------------------------------------------------  -------------  -----------------
Edward D. Beach                                      $            $  135,000(44/71)*
Delayne Dedrick Gold                                 $            $  135,000(44/71)*
Robert F. Gunia+                                            --            --
Douglas H. McCorkindale**                            $            $   70,000(23/40)*
Thomas T. Mooney**                                   $            $  115,000(35/70)*
Stephen P. Munn                                      $            $   45,000(18/24)*
Richard A. Redeker                                          --            --
Robin B. Smith**                                     $            $   90,000(32/41)*
John R. Strangfeld, Jr.+                                    --            --
Louis A. Weil, III                                   $            $   90,000(30/54)*
Clay T. Whitehead                                    $            $   45,000(18/24)*


------------------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,145, $119,740 and $116,225 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.


 + Interested Directors do not receive compensation from the Fund or any other fund in the Fund Complex.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.



    As of November , 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.



    As of November   , 1999, the beneficial  owners, directly or indirectly,  of more than 5% of the outstanding shares of any class of beneficial interest were



    As of November   ,  1999, Prudential Securities  was the  record holder  for
other  beneficial owners of           Class A shares (or    % of the outstanding
Class A shares),            Class B shares (or    % of  the outstanding Class  B
shares),

        Class  C shares (or    % of the outstanding  Class C shares), and
Class Z shares (or % of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



                     INVESTMENT ADVISORY AND OTHER SERVICES



(A) MANAGER AND INVESTMENT ADVISER



    The Manager of the Fund is Prudential Investments Fund Management LLC (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of October 31, 1999, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $ billion. According to the Investment Company
Institute, as of         , 1999, the Prudential Mutual Funds were the    largest
family of mutual funds in the United States.



    The Manager is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly owned subsidiary of the Manager serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment
Corporation to provide subadvisory services to the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's Custodian and the Transfer Agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.


    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .70 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to the Manager will be paid by the Manager to the Fund. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments, pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (1) the fees payable to the Manager, (2) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (3) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of legal counsel and independent accountants for the Fund, (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade associations of which the Fund may be a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution fees.



    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.



    For the  fiscal years  ended September  30, 1999,  1998 and  1997, the  Fund
incurred management fees of $        , $9,138,728, and $5,864,087, respectively.



    The Manager has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing investment advisory services.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS



    Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of shares of the Fund. The Distributor is a subsidiary of Prudential.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expense of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are paid for or reimbursed by the Fund.



    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.



    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2000 and contractually limited its distribution-related fees for the fiscal year ended September 30, 1999 to .25 of 1% of the average daily net assets of the Class A shares.



    For  the  fiscal year  ended September  30,  1999, the  Distributor received
payments of $       under  the Class A Plan and  spent approximately $        in
distributing the Fund's shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1999, the Distributor also
received approximately $        in initial sales charges.



    CLASS B PLAN AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of
 .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.



    CLASS B PLAN. For the fiscal year ended September 30, 1999, the  Distributor
received  $        from  the Fund under the Class B Plan and spent approximately
$        in distributing the Class B shares. It is estimated that of the  latter
amount,  approximately       %  ($     )  was spent  on printing  and mailing of
prospectuses to other than current shareholders;     % ($        ) was spent  on
compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and
    %  ($        ) was spent on the aggregate of (1) payments of commissions and
account servicing fees to financial advisers  (    % or  $         ) and (2)  an
allocation  on account of overhead  and other branch office distribution-related
expenses (     % or  $          ).  The term "overhead  and other branch  office
distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 1999, the Distributor received approximately
$     in contingent deferred sales charges attributable to Class B shares.



    CLASS  C PLAN. For the fiscal year ended September 30, 1999, the Distributor
received $        from  the Fund under the Class C Plan and spent  approximately
$         in distributing the Fund's Class C shares. It is estimated that of the
latter amount, approximately     % ($    ) was spent on printing and mailing  of
prospectuses  to other than current shareholders;     % ($        ) was spent on
compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and
    % ($           ) was  spent on the  aggregate of (1)  commission credits  to
Prudential  Securities branch offices,  for payments of  commissions and account
servicing fees to financial advisers (    % or $        ) and (2) an  allocation
on  account of  overhead and  other branch  office distribution-related expenses
(    % or $        ).

    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended September 30, 1999, the Distributor
received  approximately  $               in  contingent  deferred  sales charges
attributable to Class C  shares. For the fiscal  year ended September 30,  1999,
the Distributor also received approximately $        in initial sales charges.



    Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the
Distributor  to  the  extent  permitted   by  applicable  law  against   certain
liabilities under federal securities laws.



    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



FEE WAIVERS/SUBSIDIES



    The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.



NASD MAXIMUM SALES CHARGE RULE



    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS



    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.



    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    [Independent Accountants], 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual financial statements of the Fund.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES



    The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential
Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



    In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.



    In placing orders for portfolio securities or futures contracts of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.



    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.



    The Manager maintains an internal allocation procedure to identity those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.



    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.



    The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, the Manager may use Prudential Securities as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.



    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1999.



                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                              1999        1998        1997
                                            --------    --------    --------
Total brokerage commissions paid by the
 Fund...................................    $           $1,812,871  $1,594,915
Total brokerage commissions paid to
 Prudential Securities..................    $           $  2,049    $  1,380
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................%                   .001%        .09%



    Of the total  brokerage commissions  paid by the  Fund for  the fiscal  year
ended  September 30, 1999, $         (    % of gross brokerage transactions) was
paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Fund. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at September 30, 1999. As of September 30, 1999, the Fund held
securities of    in the aggregate amount of    .

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION



    The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.



    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.



    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.



    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related therein. The Directors do not intend to authorize the creation of additional series at the present time.



    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.



                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES



    Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

PURCHASE BY WIRE



    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Small Company Value Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small Company Value Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange of market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at September 30, 1999, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...................  $
Maximum sales charge (5% of offering price)..............................
                                                                           ---------
Maximum offering price...................................................  $
                                                                           ---------
                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B share*..................................................................  $
                                                                           ---------
                                                                           ---------
CLASS C
Net asset value, offering price and redemption price per Class C share*..................................................................  $
Sales charge (1% of offering price)......................................
                                                                           ---------
Offering price...........................................................
                                                                           ---------
                                                                           ---------
CLASS Z
Net asset value, offering price and redemption price per Class Z share...  $
                                                                           ---------
                                                                           ---------
        --------------------
         * Class B and Class C shares are subject to a contingent
           deferred sales charge on certain redemptions.



SELECTING A PURCHASE ALTERNATIVE



    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:



    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.



    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.



    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES


    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:



    - officers of the Prudential Mutual Funds (including the Fund),



    - employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,



    - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,



    -  Prudential,  employees   and  special  agents   of  Prudential  and   its
     subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,



    - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and



    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").



    Class A shares also may be purchased at NAV by members of the Board of Directors of Prudential.



    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.



    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - an individual



    - the individual's spouse, their children and their parents



    - the individual's and spouse's Individual Retirement Account (IRA)



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners)



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse and



    - one or more employee benefit plans of a company controlled by an individual.



    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).



    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.



    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.



CLASS B SHARES



    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.



    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.



CLASS C SHARES



    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.



WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.



    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES



    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or



    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:



    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    - current and former Directors/Trustees of the Prudential mutual funds (including the Fund)



    - Prudential, with an investment of $10 million or more.



    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.



RIGHTS OF ACCUMULATION.



    Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.



SALE OF SHARES



    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.



    SIGNATURE  GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.



    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:



                                                                              CONTINGENT DEFERRED SALES
                                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                                     REDEMPTION PROCEEDS
----------------------------------------------------------------------------  -------------------------
First.......................................................................               5.0%
Second......................................................................               4.0%
Third.......................................................................               3.0%
Fourth......................................................................               2.0%
Fifth.......................................................................               1.0%
Sixth.......................................................................               1.0%
Seventh.....................................................................               None



    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of Class B shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.



    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.



    For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.



    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.



    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.



    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.



    You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.



CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A copy of the  shareholder's death certificate  or,
                                         in  the case  of a trust,  a copy  of the grantor's
                                         death  certificate,  plus  a  copy  of  the   trust
                                         agreement identifying the grantor.
Disability--An   individual   will   be  A copy of the Social Security Administration  award
considered  disabled  if he  or  she is  letter  or  a  letter  from  a  physician  on   the
unable  to  engage  in  any substantial  physician's letterhead stating that the shareholder
gainful  activity  by  reason  of   any  (or,  in  the  case  of a  trust,  the  grantor) is
medically  determinable   physical   or  permanently disabled. The letter must also indicate
mental impairment which can be expected  the date of disability.
to   result  in  death   or  to  be  of
long-continued and indefinite duration.
Distribution  from  an  IRA  or  403(b)  A  copy of the distribution form from the custodial
Custodial Account                        firm indicating  (1)  the  date  of  birth  of  the
                                         shareholder  and (2)  that the  shareholder is over
                                         age 59 and is taking a normal  distribution--signed
                                         by the shareholder.
Distribution from Retirement Plan        A  letter signed by  the plan administrator/trustee
                                         indicating the reason for the distribution.
Excess Contributions                     A letter from the shareholder  (for an IRA) or  the
                                         plan  administrator/ trustee  on company letterhead
                                         indicating the amount of the excess and whether  or
                                         not taxes have been paid.



    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.



    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES



    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.



CONVERSION FEATURE--CLASS B SHARES



    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.



    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.



    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.



    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.



    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.



    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.



    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.



    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.



    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................................   $     105    $     158    $     210    $     263
20 Years..........................................................         170          255          340          424
15 Years..........................................................         289          433          578          722
10 Years..........................................................         547          820        1,093        1,366
 5 Years..........................................................       1,361        2,041        2,721        3,402
See "Automatic Investment Plan."


------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.



    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.



    The Distributor, the Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and Prudential Securities reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

          TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692

------------------------
  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The Fund's net asset value or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.


    Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser including its portfolio managers, traders and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.



    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected however that the NAV per share of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                            PERFORMANCE INFORMATION


    AVERAGE ANNUAL TOTAL RETURN.  The Fund may from  time to time advertise  its
average   annual  total  return.  Average  annual  total  return  is  determined separately for Class A, Class B, Class C and Class Z shares.


    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    Below are the average annual total returns for the Fund's share classes for the periods ended September 30, 1999.



                                                  1 YEAR      5 YRS      10 YRS     SINCE INCEPTION
                                                 ---------  ---------  -----------  ---------------
Class A........................................           %          %        N/A               %       (1/22/90)
Class B........................................           %          %           %              %      (11/30/80)
Class C........................................           %          %        N/A               %        (8/1/94)
Class Z........................................           %       N/A         N/A               %        (3/1/96)



    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the average annual total returns for the Fund's share classes for the periods ended September 30, 1999.



                                                  1 YEAR      5 YRS      10 YRS     SINCE INCEPTION
                                                 ---------  ---------  -----------  ---------------
Class A........................................           %          %        N/A               %       (1/22/90)
Class B........................................           %          %           %              %      (11/30/80)
Class C........................................           %          %        N/A               %        (8/1/94)
Class Z........................................           %       N/A         N/A               %        (3/1/96)


    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PERFORMANCE
 COMPARISON OF DIFFERENT
  TYPES OF INVESTMENTS
   OVER THE LONG TERM
(12/31/25-12/31/98)
                                Long-Term Gov't.
Common Stocks                              Bonds  Inflation
11.2%                                       5.3%       3.1%

------------

(1)Source: Ibbotson Associates. All  rights reserved. Common  stock returns  are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    The Fund expects to pay dividends of net investment income, if any, semi-annually. The Board of Directors of the Fund will determine at least once a year whether to distribute any net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.


    The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains to the Fund to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.


    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derives at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities or foreign currencies be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and
(c) the Fund distributes to its shareholders at least 90% of its net investment income and net short-term gains (that is the excess of net short-term capital gains over net long-term capital losses) in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year. (The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is expected that the Fund will not be subjected to the excise tax.)


    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lease or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sales proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.


    Certain futures contracts and certain listed options (referred to as Section 1256 Contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Under the "straddle" rules, the Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any unrecognized gain on offsetting positions held by the Fund. Other special rules may apply to positions held as part of a straddle; in particular, the deductibility of interest or other charges incurred to purchase or carry such positions will be subject to limitations.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares, if any, will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable with the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Dividends and distributions also may be subject to state and local taxes.


    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.


    Foreign shareholders are advised to consult their own tax advisors with respect to particular tax consequences to them of an investment in the Fund.

                                                      PRUDENTIAL SMALL COMPANY
Portfolio of Investments as of September 30, 1998     VALUE FUND, INC.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--94.1%
COMMON STOCKS--93.7%
------------------------------------------------------------
Aerospace/Defense--1.5%
 443,600     Doncasters PLC (ADR)
                (United Kingdom)(a)              $    4,935,050
 444,100     DRS Technologies, Inc.                   4,302,219
 153,800     Precision Castparts Corp.                6,344,250
                                                 --------------
                                                     15,581,519
------------------------------------------------------------
Apparel--0.5%
 507,600     Phillips-Van Heusen Corp.                4,822,200
------------------------------------------------------------
Automotive--3.0%
 514,600     Excel Industries, Inc.                   6,432,500
 198,800     Midas, Inc.                              4,820,900
 401,600     Simpson Industries, Inc.                 4,041,100
 348,000     Standard Products Co.                    6,090,000
 363,400     Strattec Security Corp.(a)               9,630,100
                                                 --------------
                                                     31,014,600
------------------------------------------------------------
Banks--0.3%
 118,700     Commercial Federal Corp.                 2,796,869
------------------------------------------------------------
Building & Construction--2.8%
 365,300     Crossmann Communities, Inc.(a)           7,351,662
 235,400     Nortek Incorporated                      6,414,650
 449,900     NVR, Inc.(a)                            14,846,700
                                                 --------------
                                                     28,613,012
------------------------------------------------------------
Building & Products--0.7%
 661,700     Cameron Ashley Building
                Products(a)                           7,402,769
------------------------------------------------------------
Business Services--0.7%
 589,600     World Fuel Services Corp.                7,333,150
------------------------------------------------------------
Cellular Communications--1.2%
 391,700     Centennial Cellular Corp.(a)            12,534,400
Chemicals--1.1%
1,297,300    Agrium, Inc. (Canada)               $   11,027,050
------------------------------------------------------------
Coal--0.5%
 329,300     Arch Coal Inc.                           4,898,338
------------------------------------------------------------
Computer Software & Services--1.4%
1,004,300    Banctec, Inc.(a)                        14,311,275
------------------------------------------------------------
Containers & Packaging--1.6%
 366,500     ACX Technologies, Inc.(a)                4,718,687
 338,400     Shorewood Packaging Corp.(a)             4,568,400
 463,400     U.S. Can Corp.(a)                        6,777,225
                                                 --------------
                                                     16,064,312
------------------------------------------------------------
Electrical Equipment--0.6%
 495,200     Belden, Inc.                             6,654,250
------------------------------------------------------------
Electrical Utilities--0.8%
 247,200     TNP Enterprises, Inc.                    8,636,550
------------------------------------------------------------
Electronics--1.6%
 463,200     Marshall Industries(a)                  10,219,350
1,050,400    Pioneer-Standard Electronics,
                Inc.                                  6,630,650
                                                 --------------
                                                     16,850,000
------------------------------------------------------------
Environmental Services--0.2%
 141,197     BHA Group, Inc.                          1,659,065
------------------------------------------------------------
Food Distribution--1.5%
 248,500     Dominicks Supermarkets, Inc.(a)         10,623,375
 346,600     Richfood Holdings, Inc.                  5,328,975
                                                 --------------
                                                     15,952,350

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

                                                      PRUDENTIAL SMALL COMPANY
Portfolio of Investments as of September 30, 1998     VALUE FUND, INC.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Food/Drug Retail--0.5%
 165,300     Suiza Foods Corp.(a)                $    5,165,625
------------------------------------------------------------
Furniture--0.7%
 284,000     Furniture Brands International,
                Inc.(a)                               5,538,000
 108,500     Stanley Furniture Company,
                Inc.(a)                               1,885,188
                                                 --------------
                                                      7,423,188
------------------------------------------------------------
Gas Distribution--2.3%
 251,900     Eastern Enterprises, Inc.               10,611,287
 570,400     UGI Corp.                               13,190,500
                                                 --------------
                                                     23,801,787
------------------------------------------------------------
Health Services--2.8%
 781,832     Mariner Post-Acute Network, Inc.         4,006,889
 646,800     Raytel Medical Corp.(a)                  2,951,025
 867,350     Sierra Health Services, Inc.(a)         17,075,953
 757,700     Sun Healthcare Group, Inc.               4,925,050
                                                 --------------
                                                     28,958,917
------------------------------------------------------------
Hospital Management--2.0%
 499,700     Universal Health Services, Inc.,
                Class B(a)                           20,862,475
------------------------------------------------------------
Household Products--1.8%
 666,000     Premark International, Inc.             18,689,625
------------------------------------------------------------
Insurance--10.4%
 475,027     Amerus Life Holdings, Inc.              10,420,905
 257,700     ARM Financial, Inc.                      4,574,175
 580,000     Capital Re Corp.                        15,877,500
 378,100     CNA Surety Corp.                         5,482,450
 606,200     Enhance Financial Services Group,
                Inc.                                 17,920,787
 565,700     Financial Security Assurance
                Holdings, Ltd.                       27,577,875
 473,900     Harleysville Group, Inc.                 9,774,188
  77,611     Liberty Corp.                       $    3,225,707
 681,600     MMI Cos., Inc.                          12,226,200
                                                 --------------
                                                    107,079,787
------------------------------------------------------------
Lodging/Gaming--1.4%
 852,100     Red Roof Inns, Inc.(a)                  14,325,931
------------------------------------------------------------
Machinery--2.0%
 594,780     Allied Products Corp.                    3,717,375
 829,800     CTB International Corp.(a)               5,704,875
 193,000     Gleason Corp.                            3,100,063
 864,500     Omniquip International, Inc.(a)          8,104,687
                                                 --------------
                                                     20,627,000
------------------------------------------------------------
Media--3.0%
 647,500     Century Communications Corp.,
                Class A(a)                           15,459,062
 749,290     Granite Broadcasting Corp.(a)            4,776,724
 309,300     Young Broadcasting, Inc., Class
                A(a)                                 10,516,200
                                                 --------------
                                                     30,751,986
------------------------------------------------------------
Metals Processing--3.2%
 441,450     Chase Industries, Inc.(a)                6,263,072
 557,900     Hawk Corporation                         5,369,787
 685,900     Ladish Co., Inc.                         6,044,494
 454,900     Ryerson Tull, Inc., Class A(a)           5,998,994
 447,500     Wolverine Tube, Inc.(a)                  9,425,469
                                                 --------------
                                                     33,101,816
------------------------------------------------------------
Miscellaneous Industrial--14.9%
  62,414     American Woodmark Corp.                  1,583,755
 567,787     Applied Industrial Technologies,
                Inc.                                  9,262,026
 986,000     Blount International, Inc., Class
                A                                    23,417,500
 134,200     Carlisle Companies, Inc.                 5,225,413
 348,950     Clarcor, Inc.                            5,365,106
 590,000     Coinmach Laundry Corp.(a)                5,826,250
 621,200     DT Industries, Inc.                     10,560,400

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

                                                      PRUDENTIAL SMALL COMPANY
Portfolio of Investments as of September 30, 1998     VALUE FUND, INC.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Miscellaneous Industrial (cont'd.)
 325,700     Graco, Inc.                         $    7,572,525
 605,800     Griffon Corp.                            5,300,750
 457,000     Kimball International, Inc.,
                Class B                               7,026,375
 464,500     Lincoln Electric Holdings, Inc.         10,799,625
 523,046     Mark IV Industries, Inc.                 7,616,857
 311,600     Pentair, Inc.                           10,049,100
 597,200     Regal Beloit Corp.                      13,287,700
 370,735     Robbins & Myers, Inc.                    7,854,948
 602,600     Servico, Inc.                            4,519,500
 737,400     United Dominion Industries, Ltd.
                (Canada)                             13,365,375
 567,700     Vari-Lite International, Inc.(a)         1,561,175
 120,915     Varlen Corp.                             3,355,391
                                                 --------------
                                                    153,549,771
------------------------------------------------------------
Oil & Gas Exploration/Production--6.1%
 715,200     Bellwether Exploration Co.               4,335,900
1,213,900    Comstock Resources, Inc.(a)              7,131,662
 620,900     Louis Dreyfus Natural Gas
                Corp.(a)                              9,003,050
 358,200     Pioneer Natural Resources Co.            5,037,188
1,172,000    Santa Fe Energy Resources,
                Inc.(a)                              11,060,750
 274,100     Snyder Oil Corp.                         4,368,469
 423,300     St. Mary Land & Exploration Co.         10,106,287
1,019,100    Vintage Petroleum, Inc.                 11,719,650
                                                 --------------
                                                     62,762,956
------------------------------------------------------------
Paper & Packaging--1.1%
 544,300     Schweitzer-Mauduit International,
                Inc.                                 11,838,525
------------------------------------------------------------
Printing & Publishing--3.4%
 824,600     Big Flower Holdings, Inc.(a)            19,275,025
 499,100     World Color Press, Inc.(a)              15,472,100
                                                 --------------
                                                     34,747,125
------------------------------------------------------------
Regional Banks--1.1%
 233,800     Community First Bankshares, Inc.         4,149,950
 388,000     Peoples Heritage Financial Group         6,959,750
                                                 --------------
                                                     11,109,700
Restaurants--3.6%
 791,000     Host Marriott Services Corp.        $    7,217,875
 565,600     Ruby Tuesday, Inc.(a)                    8,554,700
1,215,300    Ryan's Family Steak Houses,
                Inc.(a)                              14,507,644
 470,100     VICORP Restaurants, Inc.(a)              6,375,731
                                                 --------------
                                                     36,655,950
------------------------------------------------------------
Retail--4.0%
 512,300     BJ's Wholesale Club, Inc.(a)            18,827,025
 520,100     Dress Barn, Inc.(a)                      6,306,212
 395,800     Reebok International, Ltd.               5,368,038
 209,450     Regis Corp.                              6,597,675
 209,500     Tractor Supply Co.(a)                    4,137,625
                                                 --------------
                                                     41,236,575
------------------------------------------------------------
Savings & Loan--1.7%
 420,200     Astoria Financial Corp.                 17,700,925
------------------------------------------------------------
Specialty Chemicals--2.3%
 422,500     Cambrex Corp.                            9,955,156
 464,400     Lilly Industries, Inc., Class A          8,185,050
 527,500     M.A. Hanna Co.                           5,934,375
                                                 --------------
                                                     24,074,581
------------------------------------------------------------
Steel - Producers--0.8%
 221,900     Northwest Pipe Co.(a)                    4,105,150
 223,600     Quanex Corp.                             4,430,075
                                                 --------------
                                                      8,535,225
------------------------------------------------------------
Telecommunication Services--1.7%
 919,400     Vanguard Cellular Systems, Inc.         17,468,600
------------------------------------------------------------
Textiles--1.9%
 593,300     Dan River Inc., Class A(a)               6,526,300
 268,700     Dixie Group, Inc.                        1,746,550
 754,800     Guilford Mills, Inc.                    11,227,650
                                                 --------------
                                                     19,500,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

                                                      PRUDENTIAL SMALL COMPANY
Portfolio of Investments as of September 30, 1998     VALUE FUND, INC.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Tobacco--0.4%
 429,500     Dimon, Inc.                         $    4,536,594
------------------------------------------------------------
Trucking & Shipping--0.6%
 517,800     Interpool, Inc.                          6,116,513
                                                 --------------
             Total common stocks
                (cost $1,050,561,367)               966,773,386
                                                 --------------
------------------------------------------------------------
PREFERRED STOCK--0.2%
 197,500     DECS Trust, Convertible, 8.50%
                (Industrial)
                (cost $4,665,937)                     2,357,656
                                                 --------------
CONVERTIBLE BOND--0.2%
$  2,679     Robbins & Myers, Inc.,
                Convertible to 36.7 shares per
                1,000 Par until 9/1/03
                6.50%, 9/1/03
                (Misc. Industrial)
                (cost $2,679,000)                $    2,539,692
                                                 --------------
             Total long-term investments
                (cost $1,057,906,304)               971,670,734
                                                 --------------
   ------------------------------------------------------------
SHORT-TERM INVESTMENT--5.9%
  60,297     Joint Repurchase Agreement
                Account,
                5.52%, 10/1/98
                (cost $60,297,000; Note 5)           60,297,000
                                                 --------------
------------------------------------------------------------
Total Investments--100.0%
             (cost $1,118,203,304; Note 4)        1,031,967,734
             Other assets in excess of
                liabilities                             196,322
                                                 --------------
             Net Assets--100%                    $1,032,164,056
                                                 --------------
                                                 --------------

---------------
ADR--American Depository Receipt.
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

                                                  PRUDENTIAL SMALL COMPANY
Statement of Assets and Liabilities               VALUE FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1998
                                                                                                             ------------------
Investments, at value (cost $1,118,203,304)............................................................        $1,031,967,734
Receivable for investments sold........................................................................             4,766,114
Receivable for Fund shares sold........................................................................             2,542,588
Dividends and interest receivable......................................................................               964,119
Deferred expense and other assets......................................................................                23,826
                                                                                                             ------------------
   Total assets........................................................................................         1,040,264,381
                                                                                                             ------------------
Liabilities
Bank overdraft.........................................................................................               100,625
Payable for Fund shares reacquired.....................................................................             4,250,456
Payable for investments purchased......................................................................             2,124,120
Management fee payable.................................................................................               609,885
Distribution fee payable...............................................................................               536,557
Accrued expenses.......................................................................................               478,682
                                                                                                             ------------------
   Total liabilities...................................................................................             8,100,325
                                                                                                             ------------------
Net Assets.............................................................................................        $1,032,164,056
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $      783,552
   Paid-in capital in excess of par....................................................................           980,743,580
                                                                                                             ------------------
                                                                                                                  981,527,132
   Accumulated net realized gain on investments........................................................           136,872,494
   Net unrealized depreciation on investments..........................................................           (86,235,570)
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................        $1,032,164,056
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($365,431,000 / 26,498,663 shares of common stock issued and
outstanding)........................                $13.79
   Maximum sales charge (5% of offering price).........................................................                   .73
                                                                                                             ------------------
   Maximum offering price to public....................................................................                $14.52
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($514,158,573 / 40,696,869 shares of common stock issued and outstanding)........................                $12.63
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value, offering price and redemption price per share
      ($26,804,222 / 2,121,574 shares of common stock issued and outstanding)..........................                $12.63
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($125,770,261 / 9,038,120 shares of common stock issued and outstanding).........................                $13.92
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes of $48,147).....................     $    9,857,636
   Interest.................................          5,397,823
                                               ------------------
      Total income..........................         15,255,459
                                               ------------------
Expenses
   Management fee...........................          9,138,728
   Distribution fee--Class A................          1,107,973
   Distribution fee--Class B................          6,784,624
   Distribution fee--Class C................            292,592
   Transfer agent's fees and expenses.......          2,042,000
   Reports to shareholders..................            275,000
   Registration fees........................            256,000
   Custodian's fees and expenses............            230,000
   Legal fees and expenses..................             22,000
   Audit fee and expenses...................             25,000
   Directors' fees..........................             24,000
   Miscellaneous............................              3,595
                                               ------------------
      Total expenses........................         20,201,512
                                               ------------------
Net investment income (loss)................         (4,946,053)
                                               ------------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions.............................        150,641,304
Net change in unrealized appreciation
   (depreciation) on investments............       (392,297,749)
                                               ------------------
Net loss on investments.....................       (241,656,445)
                                               ------------------
Net Decrease in Net Assets
Resulting from Operations...................     $ (246,602,498)
                                               ------------------
                                               ------------------

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
in Net Assets                          1998                1997
Operations
   Net investment income
      (loss)..................    $   (4,946,053)     $   (1,914,727)
   Net realized gain on
      investments.............       150,641,304         138,255,423
   Net change in unrealized
      appreciation
      (depreciation) on
      investments.............      (392,297,749)        201,444,620
                                ------------------    --------------
   Net increase (decrease) in
      net assets resulting
      from operations.........      (246,602,498)        337,785,316
                                ------------------    --------------
Distributions from net
   realized gains (Note 1)
   Class A....................       (40,869,566)        (35,968,641)
   Class B....................       (70,405,034)        (62,311,718)
   Class C....................        (2,549,512)           (737,555)
   Class Z....................       (14,791,748)        (10,814,701)
                                ------------------    --------------
                                    (128,615,860)       (109,832,615)
                                ------------------    --------------
Fund share transactions (net
   of conversions) (Note 6)
   Proceeds from shares
      sold....................       864,798,421       1,508,723,401
   Net asset value of shares
      issued in reinvestment
      of distributions........       124,093,166         105,395,777
   Cost of shares
      reacquired..............      (813,331,700)     (1,299,254,732)
                                ------------------    --------------
   Net increase in net assets
      from Fund share
      transactions............       175,559,887         314,864,446
                                ------------------    --------------
Total increase (decrease).....      (199,658,471)        542,817,147
Net Assets
Beginning of year.............     1,231,822,527         689,005,380
                                ------------------    --------------
End of year...................    $1,032,164,056      $1,231,822,527
                                ------------------    --------------
                                ------------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

                                                  PRUDENTIAL SMALL COMPANY
Notes to Financial Statements                     VALUE FUND, INC.
--------------------------------------------------------------------------------
Prudential Small Company Value Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $4,946,053 for net operating losses during the fiscal year ended September 30, 1998. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.
--------------------------------------------------------------------------------
                                       B-51

                                                   PRUDENTIAL SMALL COMPANY
Notes to Financial Statements                      VALUE FUND, INC.
--------------------------------------------------------------------------------
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 1998.
PSI and PIMS have advised the Fund that they received approximately $1,354,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year ended September 30, 1998, they received approximately $901,000 and $26,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $1,770,000 for the services of PMFS. As of September 30, 1998, approximately $155,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.
For the year ended September 30, 1998, PSI earned approximately $2,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1998 were $533,194,027 and $426,319,234, respectively.
The federal income tax basis of the Fund's investments at September 30, 1998 was $1,118,616,469 and, accordingly, net unrealized appreciation for federal income tax purposes was $86,648,735 (gross unrealized appreciation--$126,808,356 gross unrealized depreciation--$213,457,091).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had an 8.17% undivided interest in the joint account. The undivided interest for the Fund represents $60,297,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.
Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.
--------------------------------------------------------------------------------
                                       B-52

                                               PRUDENTIAL SMALL COMPANY
Notes to Financial Statements                  VALUE FUND, INC.
--------------------------------------------------------------------------------
Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.
Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a Front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 750 million shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B and Class Z shares each consist of 200 million authorized shares. Class C shares consist of 150 million authorized shares. Transactions in shares of common stock for the years ended September 30, 1998 and 1997 were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1998:
Shares sold........................   16,276,703   $ 281,232,761
Shares issued in reinvestment of
  distributions....................    2,427,115      39,246,447
Shares reacquired..................  (15,693,393)   (272,105,329)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    3,010,425      48,373,879
Shares issued upon conversion from
  Class B..........................    1,693,186      28,221,380
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,703,611   $  76,595,259
                                     -----------   -------------
                                     -----------   -------------
Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1997:
Shares sold........................   58,541,824   $ 901,368,248
Shares issued in reinvestment of
  distributions....................    2,537,905      34,540,892
Shares reacquired..................  (56,528,491)   (869,785,004)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    4,551,238      66,124,136
Shares issued upon conversion from
  Class B..........................    1,732,321      27,796,514
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,283,559   $  93,920,650
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Year ended September 30, 1998:
Shares sold........................   20,431,318   $ 330,294,528
Shares issued in reinvestment of
  distributions....................    4,531,677      67,567,307
Shares reacquired..................  (19,026,353)   (301,792,212)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    5,936,642      96,069,623
Shares reacquired upon conversion
  into Class A.....................   (1,842,451)    (28,221,380)
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,094,191   $  67,848,243
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................   20,787,255   $ 309,922,681
Shares issued in reinvestment of
  distributions....................    4,656,202      59,320,016
Shares reacquired..................  (13,133,974)   (187,564,507)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   12,309,483     181,678,190
Shares reacquired upon conversion
  into Class A.....................   (1,856,230)    (27,796,514)
                                     -----------   -------------
Net increase in shares
  outstanding......................   10,453,253   $ 153,881,676
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended September 30, 1998:
Shares sold........................    1,868,621   $  30,323,339
Shares issued in reinvestment of
  distributions....................      167,005       2,490,049
Shares reacquired..................   (1,164,216)    (18,657,047)
                                     -----------   -------------
Net increase in shares
  outstanding......................      871,410   $  14,156,341
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................    1,398,968   $  20,854,398
Shares issued in reinvestment of
  distributions....................       56,529         720,186
Shares reacquired..................     (503,684)     (7,062,824)
                                     -----------   -------------
Net increase in shares
  outstanding......................      951,813   $  14,511,760
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       B-53

                                               PRUDENTIAL SMALL COMPANY
Notes to Financial Statements                  VALUE FUND, INC.
--------------------------------------------------------------------------------

Class Z                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1998:
Shares sold........................   12,690,019   $ 222,947,793
Shares issued in reinvestment of
  distributions....................      908,438      14,789,363
Shares reacquired..................  (12,501,837)   (220,777,112)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,096,620   $  16,960,044
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................   17,575,451   $ 276,578,074
Shares issued in reinvestment of
  distributions....................      792,865      10,814,683
Shares reacquired..................  (14,899,669)   (234,842,397)
                                     -----------   -------------
Net increase in shares
  outstanding......................    3,468,647   $  52,550,360
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       B-54

                                                 PRUDENTIAL SMALL COMPANY
Financial Highlights                             VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class A
                                           ------------------------------------------------------------
                                                             Year Ended September 30,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year......   $  18.95     $  15.30     $  14.18     $  12.40     $  13.06
                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)............      --             .02          .04          .05        --
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.31)        6.06         1.75         2.57          .13
                                           --------     --------     --------     --------     --------
   Total from investment operations.....      (3.31)        6.08         1.79         2.62          .13
                                           --------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains...      (1.85)       (2.43)        (.67)        (.84)        (.79)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  13.79     $  18.95     $  15.30     $  14.18     $  12.40
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):........................     (18.90)%      45.92%       13.38%       23.29%        1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $365,431     $412,980     $237,306     $242,231     $103,078
Average net assets (000)................   $443,189     $287,894     $223,091     $174,449     $ 97,877
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.17%        1.21%        1.24%        1.33%        1.33%
   Expenses, excluding distribution
      fees..............................        .92%         .96%         .99%        1.08%        1.09%
   Net investment income (loss).........         --          .15%         .33%         .30%         .00%
For Class A, B, C and Z shares:
   Portfolio turnover...................         36%          58%          53%          64%          82%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

                                             PRUDENTIAL SMALL COMPANY
Financial Highlights                         VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class B
                                           ------------------------------------------------------------
                                                             Year Ended September 30,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year......   $  17.64     $  14.49     $  13.56     $  11.99     $  12.74
                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)............       (.12)        (.09)        (.06)        (.06)        (.09)
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.04)        5.67         1.66         2.47          .13
                                           --------     --------     --------     --------     --------
   Total from investment operations.....      (3.16)        5.58         1.60         2.41          .04
                                           --------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains...      (1.85)       (2.43)        (.67)        (.84)        (.79)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  12.63     $  17.64     $  14.49     $  13.56     $  11.99
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):........................     (19.52)%      44.91%       12.56%       22.37%         .34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $514,159     $645,579     $378,861     $361,873     $425,502
Average net assets (000)................   $678,462     $443,761     $355,636     $349,929     $399,920
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.92%        1.96%        1.99%        2.08%        2.09%
   Expenses, excluding distribution
      fees..............................        .92%         .96%         .99%        1.08%        1.09%
   Net investment income (loss).........       (.75)%       (.60)%       (.42)%       (.51)%       (.76)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

                                                 PRUDENTIAL SMALL COMPANY
Financial Highlights                             VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class C                                       Class Z
                                           ------------------------------------------------------------     ---------------------
                                                                                            August 1,
                                                                                             1994(d)             Year Ended
                                                    Year Ended September 30,                 Through            September 30,
                                           ------------------------------------------     September 30,     ---------------------
                                             1998        1997        1996       1995          1994            1998         1997
                                           --------     -------     ------     ------     -------------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period....   $  17.64     $ 14.49     $13.56     $11.99        $ 11.61        $  19.04     $  15.32
                                           --------     -------     ------     ------          -----        --------     --------
Income from investment operations
Net investment income (loss)............       (.12)       (.09)      (.06)      (.06)          (.01)            .04          .06
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.04)       5.67       1.66       2.47            .39           (3.31)        6.09
                                           --------     -------     ------     ------          -----        --------     --------
   Total from investment operations.....      (3.16)       5.58       1.60       2.41            .38           (3.27)        6.15
                                           --------     -------     ------     ------          -----        --------     --------
Less distributions
Distributions from net realized gains...      (1.85)      (2.43)      (.67)      (.84)         --              (1.85)       (2.43)
                                           --------     -------     ------     ------          -----        --------     --------
Net asset value, end of period..........   $  12.63     $ 17.64     $14.49     $13.56        $ 11.99        $  13.92     $  19.04
                                           --------     -------     ------     ------          -----        --------     --------
                                           --------     -------     ------     ------          -----        --------     --------
TOTAL RETURN(b):........................     (19.52)%     44.91%     12.56%     22.37%          3.19%         (18.58)%      46.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $ 26,804     $22,049     $4,323     $1,545        $   269        $125,770     $151,215
Average net assets (000)................   $ 29,259     $ 8,762     $2,786     $  784        $   179        $154,623     $ 97,310
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.92%       1.96%      1.99%      2.08%          2.22%(c)         .92%         .96%
   Expenses, excluding distribution
      fees..............................        .92%        .96%       .99%      1.08%          1.22%(c)         .92%         .96%
   Net investment income (loss).........       (.75)%      (.60)%     (.42)%     (.46)%         (.31)%(c)        .25%         .40%

                                            March 1,
                                             1996(e)
                                             Through
                                          September 30,
                                              1996
                                          -------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period....     $ 13.69
                                              ------
Income from investment operations
Net investment income (loss)............         .05
Net realized and unrealized gain (loss)
   on investment transactions...........        1.58
                                              ------
   Total from investment operations.....        1.63
                                              ------
Less distributions
Distributions from net realized gains...          --
                                              ------
Net asset value, end of period..........     $ 15.32
                                              ------
                                              ------
TOTAL RETURN(b):........................       11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $68,516
Average net assets (000)................     $66,228
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         .99%(c)
   Expenses, excluding distribution
      fees..............................         .99%(c)
   Net investment income (loss).........         .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

                                                PRUDENTIAL SMALL COMPANY
Report of Independent Accountants               VALUE FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Small Company Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Value Fund, Inc., at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------

Portfolio of Investments as of                         PRUDENTIAL SMALL COMPANY
March 31, 1999 (Unaudited)                             VALUE FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
COMMON STOCKS--96.4%
------------------------------------------------------------
Aerospace/Defense--0.8%
 443,600     Doncasters PLC (ADR)
                (United Kingdom)(a)                $  6,820,350
------------------------------------------------------------
Apparel--3.5%
 244,300     Cole National Corp.(a)                   4,458,475
 192,600     Kellwood Co.                             4,249,237
 382,700     Nautica Enterprises, Inc.(a)             4,329,294
1,050,700    Phillips-Van Heusen Corp.                7,289,231
 659,200     Reebok International, Ltd.              10,464,800
                                                   ------------
                                                     30,791,037
------------------------------------------------------------
Automotive--2.4%
  95,000     Borg-Warner Automotive, Inc.             4,542,187
 130,800     Midas, Inc.                              4,365,450
 242,300     Simpson Industries, Inc.                 2,332,138
 355,800     Strattec Security Corp.(a)              10,006,875
                                                   ------------
                                                     21,246,650
------------------------------------------------------------
Banks--0.8%
 306,200     Commercial Federal Corp.                 7,100,013
------------------------------------------------------------
Building & Construction--3.6%
 365,300     Crossmann Communities, Inc.(a)           7,283,168
 240,500     Giant Cement Holding Inc.(a)             4,133,594
 235,400     Nortek Inc.                              5,826,150
 346,800     NVR, Inc.(a)                            14,608,950
                                                   ------------
                                                     31,851,862
------------------------------------------------------------
Building & Products--0.7%
 661,700     Cameron Ashley Building Products
                Inc.(a)                               6,038,013
Business Services--0.8%
 584,200     World Fuel Services Corp.             $  6,791,325
------------------------------------------------------------
Chemicals--1.9%
1,297,300    Agrium, Inc. (Canada)                   11,918,944
 267,100     Arch Chemicals Inc.(a)                   4,473,925
                                                   ------------
                                                     16,392,869
------------------------------------------------------------
Coal--0.5%
 329,300     Arch Coal Inc.                           4,363,225
------------------------------------------------------------
Computer Software & Services--2.5%
 478,000     Banctec, Inc.(a)                         5,885,375
 448,200     Platinum Technology, Inc.(a)            11,429,100
 230,700     Wang Laboratories, Inc.(a)               4,527,488
                                                   ------------
                                                     21,841,963
------------------------------------------------------------
Containers & Packaging--1.5%
 363,700     ACX Technologies, Inc.(a)                4,773,563
 274,200     Shorewood Packaging Corp.(a)             5,381,175
 217,800     U.S. Can Corp.(a)                        3,212,550
                                                   ------------
                                                     13,367,288
------------------------------------------------------------
Diversified Resources--0.1%
  62,600     Amcol International Corp.                  626,000
------------------------------------------------------------
Electrical Utilities--1.3%
 129,100     Sierra Pacific Resources Inc. Co.        4,542,706
 247,200     TNP Enterprises, Inc.                    7,107,000
                                                   ------------
                                                     11,649,706

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Portfolio of Investments as of                         PRUDENTIAL SMALL COMPANY
March 31, 1999 (Unaudited)                             VALUE FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Electrical Equipment--0.9%
 441,300     Belden, Inc.                          $  7,529,681
------------------------------------------------------------
Electronics--1.2%
 355,900     Marshall Industries(a)                   4,804,650
 946,200     Pioneer-Standard Electronics, Inc.       6,209,438
                                                   ------------
                                                     11,014,088
------------------------------------------------------------
Food Distribution--1.6%
  66,200     Fleming Cos., Inc.                         566,837
 632,400     Richfood Holdings, Inc.                 13,636,125
                                                   ------------
                                                     14,202,962
------------------------------------------------------------
Foods--1.9%
 395,600     International Home Foods Inc.(a)         6,354,325
 303,200     Suiza Foods Corp.(a)                    10,214,050
                                                   ------------
                                                     16,568,375
------------------------------------------------------------
Furniture--1.2%
 284,000     Furniture Brands International,
                Inc.(a)                               6,283,500
 201,100     Stanley Furniture Company, Inc.(a)       3,921,450
                                                   ------------
                                                     10,204,950
------------------------------------------------------------
Gas Distribution--1.1%
 278,000     Eastern Enterprises, Inc.               10,112,250
------------------------------------------------------------
Health Services--3.7%
 969,700     Beverly Enterprises, Inc.(a)             4,969,713
 835,500     Foundation Health Systems, Inc.(a)      10,182,656
 627,600     Raytel Medical Corp.(a)                  2,588,850
1,124,250    Sierra Health Services, Inc.(a)         14,615,250
                                                   ------------
                                                     32,356,469
------------------------------------------------------------
Hospital Management--3.4%
 837,200     Quorum Health Group, Inc.(a)             8,372,000
 499,700     Universal Health Services, Inc.
                Class B(a)                         $ 21,612,025
                                                   ------------
                                                     29,984,025
------------------------------------------------------------
Hotel/Motel--2.7%
1,174,700    Lodgian, Inc.(a)                         5,212,731
 483,400     Prime Hospitality Corp.(a)               4,803,788
 852,100     Red Roof Inns, Inc.(a)                  13,420,575
                                                   ------------
                                                     23,437,094
------------------------------------------------------------
Household Products--1.9%
 499,100     Premark International, Inc.             16,439,106
------------------------------------------------------------
Insurance--10.6%
 567,427     Amerus Life Holdings, Inc. Class A      13,618,248
 291,700     ARM Financial, Inc.                      4,357,269
 578,700     Capital Re Corp.                         9,982,575
 563,700     CNA Surety Corp.                         6,975,788
 551,400     Enhance Financial Services Group,
                Inc.                                 12,544,350
 512,300     Financial Security Assurance
                Holdings, Ltd.                       25,422,887
 538,600     Harleysville Group, Inc.                10,435,375
 681,600     MMI Cos., Inc.                          10,479,600
                                                   ------------
                                                     93,816,092
------------------------------------------------------------
Machinery--1.9%
 278,580     Allied Products Corp.                      835,740
 829,800     CTB International Corp.(a)               5,289,975
 864,500     Omniquip International, Inc.(a)         10,157,875
                                                   ------------
                                                     16,283,590
------------------------------------------------------------
Media--2.2%
 749,290     Granite Broadcasting Corp.(a)            4,964,046
 309,300     Young Broadcasting, Inc., Class
                A(a)                                 14,111,813
                                                   ------------
                                                     19,075,859

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

Portfolio of Investments as of                         PRUDENTIAL SMALL COMPANY
March 31, 1999 (Unaudited)                             VALUE FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Metals Processing--2.5%
 441,450     Chase Industries, Inc.(a)             $  3,366,056
 557,900     Hawk Corporation                         4,463,200
 685,900     Ladish Co., Inc.                         4,715,563
 447,500     Wolverine Tube, Inc.(a)                  9,453,437
                                                   ------------
                                                     21,998,256
------------------------------------------------------------
Miscellaneous Industrial--12.2%
1,118,400    Aztec Corp.(a)                           5,382,300
 702,300     Blount International, Inc., Class A     20,278,912
 272,650     Clarcor, Inc.                            4,652,091
 790,900     Coinmach Laundry Corp.(a)                8,106,725
 610,100     DT Industries, Inc.                      4,308,831
 325,700     Graco, Inc.                              7,185,756
 641,500     Griffon Corp.                            4,410,313
 302,900     Kimball International, Inc. Class B      4,505,637
 227,300     Lincoln Electric Holdings, Inc.          4,233,463
 197,446     Mark IV Industries, Inc.                 2,579,138
 204,000     Pentair, Inc.                            6,885,000
 544,300     Regal Beloit Corp.                       9,831,419
 370,735     Robbins & Myers, Inc.                    6,395,179
 582,100     United Dominion Industries, Ltd.
                (Canada)                             11,569,237
 471,000     Vari-Lite International, Inc.(a)         1,265,813
 248,400     Varian Associates Inc.(a)                4,331,475
  47,543     Varlen Corp.                             1,045,946
                                                   ------------
                                                    106,967,235
------------------------------------------------------------
Oil & Gas Exploration/Production--6.5%
1,055,000    Bellwether Exploration Co.               3,758,438
 345,900     Cabot Oil & Gas Corp.                    4,993,931
1,213,900    Comstock Resources, Inc.(a)              3,717,569
 211,900     Devon Energy Corp.                       5,840,494
 620,900     Louis Dreyfus Natural Gas Corp.(a)       9,003,050
 650,900     Santa Fe Energy Resources, Inc.(a)       4,759,706
 501,700     Snyder Oil Corp.                         7,431,431
 442,300     St. Mary Land & Exploration Co.          7,684,962
1,133,900    Vintage Petroleum, Inc.                 10,205,100
                                                   ------------
                                                     57,394,681
Paper & Packaging--0.7%
 544,300     Schweitzer-Mauduit International,
                Inc.                               $  6,259,450
------------------------------------------------------------
Printing & Publishing--3.7%
 658,500     Big Flower Holdings, Inc.(a)            20,495,812
 578,000     World Color Press, Inc.(a)              12,282,500
                                                   ------------
                                                     32,778,312
------------------------------------------------------------
Regional Banks--1.5%
 235,300     Community First Bankshares, Inc.         4,706,000
 466,600     Peoples Heritage Financial Group         8,398,800
                                                   ------------
                                                     13,104,800
------------------------------------------------------------
Restaurants--3.7%
 114,300     CKE Restaurants, Inc.                    2,257,425
 944,800     Host Marriott Services Corp.             6,377,400
  84,500     Ruby Tuesday, Inc.(a)                    1,468,187
1,184,000    Ryan's Family Steak Houses, Inc.(a)     14,282,000
 480,600     VICORP Restaurants, Inc.(a)              7,689,600
                                                   ------------
                                                     32,074,612
------------------------------------------------------------
Retail--3.6%
 659,800     Bon-Ton Stores, Inc.(a)                  4,866,025
 587,600     Dress Barn, Inc.(a)                      8,152,950
 465,600     Pier 1 Imports, Inc.                     3,783,000
 892,500     Stage Stores, Inc.(a)                    6,470,625
 795,800     Stein Mart, Inc.(a)                      7,958,000
                                                   ------------
                                                     31,230,600
------------------------------------------------------------
Savings & Loan--2.6%
 462,100     Astoria Financial Corp.                 23,105,000
------------------------------------------------------------
Specialty Chemicals--2.3%
 277,300     Cambrex Corp.                            6,135,262
 464,400     Lilly Industries, Inc., Class A          7,169,175
 527,500     M.A. Hanna Co.                           6,758,594
                                                   ------------
                                                     20,063,031

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

Portfolio of Investments as of                         PRUDENTIAL SMALL COMPANY
March 31, 1999 (Unaudited)                             VALUE FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Steel - Producers--0.5%
 176,700     Northwest Pipe Co.(a)                 $  2,915,550
  85,389     Ryerson Tull, Inc.                       1,254,151
                                                   ------------
                                                      4,169,701
------------------------------------------------------------
Textiles--1.2%
 685,100     Dan River Inc., Class A(a)               5,823,350
 493,700     Guilford Mills, Inc.                     4,319,875
                                                   ------------
                                                     10,143,225
------------------------------------------------------------
Trucking & Shipping--0.7%
 466,300     Interpool, Inc.                          6,295,050
                                                   ------------
             Total common stocks
                (cost $948,940,942)                 845,488,795
------------------------------------------------------------
CORPORATE BOND--0.3%
Principal
Amount
(000)
$  2,679     Robbins & Myers, Inc.,
                Convertible to 36.7 shares per
                1,000 par 6.50%, 9/1/03
                (Misc. Industrial)
                (cost $2,679,000)                     2,411,100
                                                   ------------
             Total long-term investments
                (cost $951,619,942)                 847,899,895
SHORT-TERM INVESTMENT--3.3%
------------------------------------------------------------
  28,567     Joint Repurchase Agreement Account,
                4.91%, 4/1/99
                (cost $28,567,000; Note 5)           28,567,000
------------------------------------------------------------
Total Investments--100.0%
             (cost $980,186,942; Note 4)            876,466,895
             Liabilities in excess of other
                assets                                  (73,789)
                                                   ------------
             Net Assets--100%                      $876,393,106
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

Statement of Assets and Liabilities             PRUDENTIAL SMALL COMPANY
(Unaudited)                                     VALUE FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           March 31, 1999
Investments, at value (cost $980,186,942)..................................................................      $ 876,466,895
Cash.......................................................................................................            100,491
Receivable for investments sold............................................................................          9,946,241
Receivable for Fund shares sold............................................................................          1,188,187
Dividends and interest receivable..........................................................................            961,597
Deferred expense and other assets..........................................................................             13,649
                                                                                                                 --------------
   Total assets............................................................................................        888,677,060
                                                                                                                 --------------
Liabilities
Payable for Fund shares reacquired.........................................................................          7,123,423
Payable for investments purchased..........................................................................          3,978,797
Management fee payable.....................................................................................            531,950
Distribution fee payable...................................................................................            445,468
Accrued expenses...........................................................................................            194,361
Withholding tax payable....................................................................................              9,955
                                                                                                                 --------------
   Total liabilities.......................................................................................         12,283,954
                                                                                                                 --------------
Net Assets.................................................................................................      $ 876,393,106
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................      $     758,489
   Paid-in capital in excess of par........................................................................        964,239,724
                                                                                                                 --------------
                                                                                                                   964,998,213
   Net investment loss.....................................................................................         (1,352,925)
   Accumulated net realized gain on investments............................................................         16,467,865
   Net unrealized depreciation on investments..............................................................       (103,720,047)
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................      $ 876,393,106
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($333,674,338 / 27,489,227 shares of common stock issued and outstanding)............................             $12.14
   Maximum sales charge (5% of offering price).............................................................                .64
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $12.78
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($399,234,893 / 36,427,505 shares of common stock issued and outstanding)............................             $10.96
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value and redemption price per share
      ($24,911,585 / 2,272,957 shares of common stock issued and outstanding)..............................             $10.96
   Sales charge (1% of offering price).....................................................................                .11
                                                                                                                 --------------
   Offering price to public................................................................................             $11.07
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($118,572,290 / 9,659,187 shares of common stock issued and outstanding).............................             $12.28
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income (Loss)                      March 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $30,586)..............................    $  4,846,515
   Interest....................................       1,837,943
                                                  --------------
      Total income.............................       6,684,458
                                                  --------------
Expenses
   Management fee..............................       3,567,185
   Distribution fee--Class A...................         462,545
   Distribution fee--Class B...................       2,457,244
   Distribution fee--Class C...................         139,775
   Transfer agent's fees and expenses..........       1,103,000
   Reports to shareholders.....................          90,000
   Registration fees...........................          80,000
   Custodian's fees and expenses...............          73,000
   Legal fees and expenses.....................          19,000
   Insurance expense...........................          15,500
   Audit fees and expenses.....................          12,500
   Directors' fees and expenses................          12,500
   Miscellaneous...............................           5,134
                                                  --------------
      Total expenses...........................       8,037,383
                                                  --------------
Net investment income (loss)...................      (1,352,925)
                                                  --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment transactions...       1,272,594
Net change in unrealized appreciation
   (depreciation) on investments...............     (17,484,477)
                                                  --------------
Net loss on investments........................     (16,211,883)
                                                  --------------
Net Decrease in Net Assets
Resulting from Operations......................    $(17,564,808)
                                                  --------------
                                                  --------------

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months        Year Ended
Increase (Decrease)                  Ended         September 30,
in Net Assets                    March 31, 1999         1998
Operations
   Net investment income
      (loss)...................  $   (1,352,925)   $   (4,946,053)
   Net realized gain on
      investments..............       1,272,594       150,641,304
   Net change in unrealized
      appreciation
      (depreciation) on
      investments..............     (17,484,477)     (392,297,749)
                                 --------------    --------------
   Net decrease in net assets
      resulting from
      operations...............     (17,564,808)     (246,602,498)
                                 --------------    --------------
Distributions from net realized
   gains (Note 1)
   Class A.....................     (41,109,661)      (40,869,566)
   Class B.....................     (62,450,536)      (70,405,034)
   Class C.....................      (3,389,932)       (2,549,512)
   Class Z.....................     (14,727,094)      (14,791,748)
                                 --------------    --------------
                                   (121,677,223)     (128,615,860)
                                 --------------    --------------
Fund share transactions (net of
   conversions) (Note 6)
   Proceeds from shares sold...     280,995,930       864,798,421
   Net asset value of shares
      issued in reinvestment of
      distributions............     117,928,503       124,093,166
   Cost of shares reacquired...    (415,453,352)     (813,331,700)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.......     (16,528,919)      175,559,887
                                 --------------    --------------
Total decrease.................    (155,770,950)     (199,658,471)
Net Assets
Beginning of period............   1,032,164,056     1,231,822,527
                                 --------------    --------------
End of period..................  $  876,393,106    $1,032,164,056
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

Notes to Financial Statements            PRUDENTIAL SMALL COMPANY
(Unaudited)                              VALUE FUND, INC.
--------------------------------------------------------------------------------
Prudential Small Company Value Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
--------------------------------------------------------------------------------
                                       B-65

Notes to Financial Statements               PRUDENTIAL SMALL COMPANY
(Unaudited)                                 VALUE FUND, INC.
--------------------------------------------------------------------------------
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended March 31, 1999.
PIMS has advised the Fund that it received approximately $251,000 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Fund that for the six months ended March 31, 1999, it received approximately $879,000 and $8,702 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Company along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 10, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000.000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 1999, the Fund incurred fees of approximately $1,125,000 for the services of PMFS. As of March 31, 1999, approximately $201,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.
For the six months ended March 31, 1999, PSI earned approximately $4,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1999 were $190,832,827 and $297,119,189, respectively.
The federal income tax basis of the Fund's investments at March 31, 1999 was $980,392,030 and, accordingly, net unrealized depreciation for federal income tax purposes was $103,925,135 (gross unrealized appreciation--$100,691,899 gross unrealized depreciation--$204,617,034).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 1999, the Fund had an 5.14% undivided interest in the joint account. The undivided interest for the Fund represents $28,567,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear Stearns & Co., 4.92%, in the principal amount of $170,000,000, repurchase price $170,023,233, due 4/1/99. The value of the collateral including accrued interest was $174,282,442.
Salomon Smith Barney, Inc., 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $174,947,170.
Morgan Stanley Dean Witter, 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $173,474,773.
SBC Warburg Dillon Read, Inc., 4.97%, in the principal amount of $44,773,000, repurchase price $44,779,181, due 4/1/99. The value of the collateral including accrued interest was $45,668,747.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5%
--------------------------------------------------------------------------------
                                       B-66

Notes to Financial Statements                   PRUDENTIAL SMALL COMPANY
(Unaudited)                                     VALUE FUND, INC.
--------------------------------------------------------------------------------
to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 750 million shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B and Class Z shares each consist of 200 million authorized shares. Class C shares consist of 150 million authorized shares. Transactions in shares of common stock for the six months ended March 31, 1999 and year ended September 30, 1998 were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1999:
Shares sold........................    9,957,438   $ 128,651,038
Shares issued in reinvestment of
  distributions....................    2,977,458      39,600,186
Shares reacquired..................  (13,448,570)   (172,012,109)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................     (513,674)     (3,760,885)
Shares issued upon conversion from
  Class B..........................    1,504,238      18,860,136
                                     -----------   -------------
Net increase in shares
  outstanding......................      990,564   $  15,099,251
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................   16,276,703   $ 281,232,761
Shares issued in reinvestment of
  distributions....................    2,427,115      39,246,447
Shares reacquired..................  (15,693,393)   (272,105,329)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    3,010,425      48,373,879
Shares issued upon conversion from
  Class B..........................    1,693,186      28,221,380
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,703,611   $  76,595,259
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1999:
Shares sold........................    6,943,591   $  83,002,073
Shares issued in reinvestment of
  distributions....................    5,000,512      60,256,172
Shares reacquired..................  (14,549,690)   (168,114,652)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (2,605,587)    (24,856,407)
Shares reacquired upon conversion
  into Class A.....................   (1,663,777)    (18,860,136)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (4,269,364)  $ (43,716,543)
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................   20,431,318   $ 330,294,528
Shares issued in reinvestment of
  distributions....................    4,531,677      67,567,307
Shares reacquired..................  (19,026,353)   (301,792,212)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    5,936,642      96,069,623
Shares reacquired upon conversion
  into Class A.....................   (1,842,451)    (28,221,380)
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,094,191   $  67,848,243
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Six months ended March 31, 1999:
Shares sold........................      748,985   $   8,981,444
Shares issued in reinvestment of
  distributions....................      278,300       3,353,512
Shares reacquired..................     (875,902)    (10,106,527)
                                     -----------   -------------
Net increase in shares
  outstanding......................      151,383   $   2,228,429
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................    1,868,621   $  30,323,339
Shares issued in reinvestment of
  distributions....................      167,005       2,490,049
Shares reacquired..................   (1,164,216)    (18,657,047)
                                     -----------   -------------
Net increase in shares
  outstanding......................      871,410   $  14,156,341
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Six months ended March 31, 1999:
Shares sold........................    4,538,022   $  60,361,375
Shares issued in reinvestment of
  distributions....................    1,095,136      14,718,633
Shares reacquired..................   (5,012,091)    (65,220,064)
                                     -----------   -------------
Net increase in shares
  outstanding......................      621,067   $   9,859,944
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................   12,690,019   $ 222,947,793
Shares issued in reinvestment of
  distributions....................      908,438      14,789,363
Shares reacquired..................  (12,501,837)   (220,777,112)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,096,620   $  16,960,044
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       B-67

Financial Highlights (Unaudited)       PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class A
                                                                --------------------------------------------------------------
                                                                Six Months
                                                                  Ended                   Year Ended September 30,
                                                                March 31,      -----------------------------------------------
                                                                   1999          1998         1997         1996         1995
                                                                ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  13.79      $  18.95     $  15.30     $  14.18     $  12.40
                                                                ----------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss).................................         .01            --(a)       .02(a)       .04(a)       .05(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................        (.13)        (3.31)        6.06         1.75         2.57
                                                                ----------     --------     --------     --------     --------
   Total from investment operations..........................        (.12)        (3.31)        6.08         1.79         2.62
                                                                ----------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains........................       (1.53)        (1.85)       (2.43)        (.67)        (.84)
                                                                ----------     --------     --------     --------     --------
Net asset value, end of period...............................    $  12.14      $  13.79     $  18.95     $  15.30     $  14.18
                                                                ----------     --------     --------     --------     --------
                                                                ----------     --------     --------     --------     --------
TOTAL RETURN(b):.............................................      (27.14)%      (18.90)%      45.92%       13.38%       23.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $333,674      $365,431     $412,980     $237,306     $242,231
Average net assets (000).....................................    $371,053      $443,189     $287,894     $223,091     $174,449
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.23%(c)      1.17%        1.21%        1.24%        1.33%
   Expenses, excluding distribution fees.....................         .98%(c)       .92%         .96%         .99%        1.08%
   Net investment income (loss)..............................         .08%(c)        --          .15%         .33%         .30%
For Class A, B, C and Z shares:
   Portfolio turnover........................................          20%           36%          58%          53%          64%
                                                                 1994
                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................  $  13.06
                                                               --------
Income from investment operations
Net investment income (loss).................................        --(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................       .13
                                                               --------
   Total from investment operations..........................       .13
                                                               --------
Less distributions
Distributions from net realized gains........................      (.79)
                                                               --------
Net asset value, end of period...............................  $  12.40
                                                               --------
                                                               --------
TOTAL RETURN(b):.............................................      1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................  $103,078
Average net assets (000).....................................  $ 97,877
Ratios to average net assets:
   Expenses, including distribution fees.....................      1.33%
   Expenses, excluding distribution fees.....................      1.09%
   Net investment income (loss)..............................       .00%
For Class A, B, C and Z shares:
   Portfolio turnover........................................        82%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-68

Financial Highlights                         PRUDENTIAL SMALL COMPANY
(Unaudited)                                  VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class B
                                                                --------------------------------------------------------------
                                                                Six Months
                                                                  Ended                   Year Ended September 30,
                                                                March 31,      -----------------------------------------------
                                                                   1999          1998         1997         1996         1995
                                                                ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  12.63      $  17.64     $  14.49     $  13.56     $  11.99
                                                                ----------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss).................................        (.04)         (.12)(a)     (.09)(a)     (.06)(a)     (.06)(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................        (.10)        (3.04)        5.67         1.66         2.47
                                                                ----------     --------     --------     --------     --------
   Total from investment operations..........................        (.14)        (3.16)        5.58         1.60         2.41
                                                                ----------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains........................       (1.53)        (1.85)       (2.43)        (.67)        (.84)
                                                                ----------     --------     --------     --------     --------
Net asset value, end of period...............................    $  10.96      $  12.63     $  17.64     $  14.49     $  13.56
                                                                ----------     --------     --------     --------     --------
                                                                ----------     --------     --------     --------     --------
TOTAL RETURN(b):.............................................      (27.68)%      (19.52)%      44.91%       12.56%       22.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $399,235      $514,159     $645,579     $378,861     $361,873
Average net assets (000).....................................    $492,799      $678,462     $443,761     $355,636     $349,929
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.98%(c)      1.92%        1.96%        1.99%        2.08%
   Expenses, excluding distribution fees.....................         .98%(c)       .92%         .96%         .99%        1.08%
   Net investment income (loss)..............................        (.67)%(c)     (.75)%       (.60)%       (.42)%       (.51)%
                                                                 1994
                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................  $  12.74
                                                               --------
Income from investment operations
Net investment income (loss).................................      (.09)(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................       .13
                                                               --------
   Total from investment operations..........................       .04
                                                               --------
Less distributions
Distributions from net realized gains........................      (.79)
                                                               --------
Net asset value, end of period...............................  $  11.99
                                                               --------
                                                               --------
TOTAL RETURN(b):.............................................       .34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................  $425,502
Average net assets (000).....................................  $399,920
Ratios to average net assets:
   Expenses, including distribution fees.....................      2.09%
   Expenses, excluding distribution fees.....................      1.09%
   Net investment income (loss)..............................      (.76)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-69

Financial Highlights                                PRUDENTIAL SMALL COMPANY
(Unaudited)                                         VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                         Class C
                                                                ---------------------------------------------------------
                                                                Six Months
                                                                  Ended                 Year Ended September 30,
                                                                March 31,      ------------------------------------------
                                                                   1999          1998        1997        1996       1995
                                                                ----------     --------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  12.63      $  17.64     $ 14.49     $13.56     $11.99
                                                                ----------     --------     -------     ------     ------
Income from investment operations
Net investment income (loss).................................        (.04)         (.12)(a)    (.09)(a)   (.06)(a)   (.06)(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................        (.10)        (3.04)       5.67       1.66       2.47
                                                                ----------     --------     -------     ------     ------
   Total from investment operations..........................        (.14)        (3.16)       5.58       1.60       2.41
                                                                ----------     --------     -------     ------     ------
Less distributions
Distributions from net realized gains........................       (1.53)        (1.85)      (2.43)      (.67)      (.84)
                                                                ----------     --------     -------     ------     ------
Net asset value, end of period...............................    $  10.96      $  12.63     $ 17.64     $14.49     $13.56
                                                                ----------     --------     -------     ------     ------
                                                                ----------     --------     -------     ------     ------
TOTAL RETURN(b):.............................................      (27.68)%      (19.52)%     44.91%     12.56%     22.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $ 24,912      $ 26,804     $22,049     $4,323     $1,545
Average net assets (000).....................................    $ 28,032      $ 29,259     $ 8,762     $2,786     $  784
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.98%(c)      1.92%       1.96%      1.99%      2.08%
   Expenses, excluding distribution fees.....................         .98%(c)       .92%        .96%       .99%      1.08%
   Net investment income (loss)..............................        (.67)%(c)     (.75)%      (.60)%     (.42)%     (.46)%
                                                                 August 1,
                                                                  1994(d)
                                                                  Through
                                                               September 30,
                                                                   1994
                                                               -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $ 11.61
                                                                    -----
Income from investment operations
Net investment income (loss).................................        (.01)(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................         .39
                                                                    -----
   Total from investment operations..........................         .38
                                                                    -----
Less distributions
Distributions from net realized gains........................       --
                                                                    -----
Net asset value, end of period...............................     $ 11.99
                                                                    -----
                                                                    -----
TOTAL RETURN(b):.............................................        3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $   269
Average net assets (000).....................................     $   179
Ratios to average net assets:
   Expenses, including distribution fees.....................        2.22%(c)
   Expenses, excluding distribution fees.....................        1.22%(c)
   Net investment income (loss)..............................        (.31)%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-70

Financial Highlights                               PRUDENTIAL SMALL COMPANY
(Unaudited)                                        VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                       Class Z
                                                                ------------------------------------------------------
                                                                                                           March 1,
                                                                Six Months     Year Ended September         1996(d)
                                                                  Ended                 30,                 Through
                                                                March 31,      ---------------------     September 30,
                                                                   1999          1998         1997           1996
                                                                ----------     --------     --------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  13.92      $  19.04     $  15.32        $ 13.69
                                                                ----------     --------     --------         ------
Income from investment operations
Net investment income (loss).................................         .02        .04(a)       .06(a)         .05(a)
Net realized and unrealized gain (loss) on investment
   transactions..............................................        (.13)        (3.31)        6.09           1.58
                                                                ----------     --------     --------         ------
   Total from investment operations..........................        (.11)        (3.27)        6.15           1.63
                                                                ----------     --------     --------         ------
Less distributions
Distributions from net realized gains........................       (1.53)        (1.85)       (2.43)            --
                                                                ----------     --------     --------         ------
Net asset value, end of period...............................    $  12.28      $  13.92     $  19.04        $ 15.32
                                                                ----------     --------     --------         ------
                                                                ----------     --------     --------         ------
TOTAL RETURN(b):.............................................      (26.93)%      (18.58)%      46.38%         11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $118,572      $125,770     $151,215        $68,516
Average net assets (000).....................................    $130,112      $154,623     $ 97,310        $66,228
Ratios to average net assets:
   Expenses, including distribution fees.....................         .98%(c)       .92%         .96%           .99%(c)
   Expenses, excluding distribution fees.....................         .98%(c)       .92%         .96%           .99%(c)
   Net investment income (loss)..............................         .33%(c)       .25%         .40%           .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-71

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.


    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

VALUE OF $1.00 INVESTED ON 1/1/26 THROUGH 12/31/96

Small Stocks                $5,116.95
Common Stocks               $2,350.89
Long-Term Bonds             $   44.18
Treasury Bills              $   14.95
Inflation                   $    9.16


Source:   Ibbotson  Associates.  Used   with  permission.  This   chart  is  for
illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                                         '88     '89      '90      '91     '92     '93     '94      '95     '96    '97     '98
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURY BONDS(1)         7.0%    14.4%     8.5%   15.3%    7.2%   10.7%    (3.4)%  18.4%    2.7%    9.6%   10.0%
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE SECURITIES(2)    8.7%    15.4%    10.7%   15.7%    7.0%    6.8%    (1.6)%  16.8%    5.4%    9.5%    7.0%
--------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE CORPORATE
 BONDS(3)                                 9.2%    14.1%     7.1%   18.5%    8.7%   12.2%    (3.9)%  22.3%    3.3%   10.2%    8.6%
--------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD CORPORATE BONDS(4)       12.5%     0.8%    (9.6)%  46.2%   15.8%   17.1%    (1.0)%  19.2%   11.4%   12.8%    1.6%
--------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT BONDS(5)                 2.3%    (3.4)%   15.3%   16.2%    4.8%   15.1%     6.0%   19.6%    4.1%   (4.3)%    5.3%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
 AND LOWEST RETURN PERCENT               10.2     18.8     24.9    30.9    11.0    10.3      9.9     5.5     8.7   17.12     8.4


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
    Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1985 through December 31, 1998. It does not represent the performance of any Prudential Mutual Fund.



TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85 - 12/31/98 (IN U.S. DOLLARS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
(12/31/85 - 12/31/98) (IN U.S. DOLLARS)
Belgium                                                             22.7%
Spain                                                               22.5%
The Netherlands                                                     20.8%
Sweden                                                              19.9%
Switzerland                                                         18.3%
USA                                                                 18.1%
Hong Kong                                                           17.8%
France                                                              17.4%
UK                                                                  16.7%
Germany                                                             13.4%
Austria                                                              8.9%
Japan                                                                6.5%


Source: Morgan Stanley Capital International (MSCI) and
Lipper, Inc. as of 12/31/98. Used with permission.
Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical
$10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Appreciation and Reinvesting
Dividends                                  $391,707
Capital Appreciation only                  $133,525

                                    [CHART]
Capital Appreciation and Reinvesting Dividends $228,266
Capital Appreciation Only $80,535
$10,000 Investment in 1969 through 1996

Source: Lipper Inc. Used with permission. All rights reserved.
This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard
& Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

           ---------------------------------------------------------

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $15.8 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada             1.8%
U.S.              51.0%
Europe            34.7%
Pacific
Basin             12.5%



Source: Morgan Stanley Capital International, December 31, 1998.
Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley
Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.


            This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                    LONG U.S. TREASURY BOND YIELD IN PERCENT
                                  (1926-1998)



                                    [CHART]


                                    YEAR-END

      Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.5 million cars and insures approximately 1.2 million homes.


    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.



    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate, residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices around the United States.(2)



    FINANCIAL   SERVICES.  The  Prudential  Savings  Bank  FSB,  a  wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of November 30, 1998, Prudential Investments Fund Management is the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

--------------

(1) PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc. and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.


    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets-- from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP and PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


    Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.



INFORMATION ABOUT PRUDENTIAL SECURITIES



    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(4)



    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.



    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.


    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

--------------

(3) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.


(4) As of December 31, 1998.


                                     III-2

                                     PART C
                               OTHER INFORMATION


ITEM 23.  EXHIBITS.



(a) (1) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

    (2) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

    (3) Articles of Amendment. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 24 to the Registration Statement filed on Form N-1A via EDGAR on December 13, 1996 (File No. 2-68723).

    (4) Articles of Amendment. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on December 2, 1997 (File No. 2-68723).

    (5) Articles Supplementary. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(b) Amended and Restated By-Laws. Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

(c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

(d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.*

    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.*

(e) (1) Distribution Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company.*

    (2) Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company.**

    (3) Amendment to Custodian Agreement.*

(h) (1) Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated January 1, 1988.*

    (2) Amendment to Transfer Agency Agreement.*

(i)  Opinion and Consent of Counsel.*

(m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(o) Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).


------------------------
 *Filed herewith.

**To be filed by amendment.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

    None.

ITEM 25.  INDEMNIFICATION

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC

(PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    (a) Prudential Investments Fund Management LLC (PIFM)


    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).


    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS                   POSITION WITH PIFM                            PRINCIPAL OCCUPATIONS
---------------------------------  ------------------------------  --------------------------------------------------
David R. Odenath, Jr.              Officer in Charge, President,   Officer in Charge, President, Chief Executive
                                   Chief Executive Officer and       Officer and Chief Operating Officer, PIMS;
                                   Chief Operating Officer           Senior Vice President, The Prudential Insurance
                                                                     Company of America (Prudential)
Robert F. Gunia                    Executive Vice President and    Executive Vice President and Chief Administrative
                                   Chief Administrative Officer      Officer, PIMS; Vice President, Prudential;
                                                                     President, Prudential Investment Management
                                                                     Services LLC (PIMS)
William V. Healey                  Executive Vice President,       Executive Vice President, Chief Legal Officer and
                                   Chief Legal Officer and           Secretary, PIMS; Vice President and Associate
                                   Secretary                         General Counsel, Prudential; Senior Vice
                                                                     President, Chief Legal Officer and Secretary,
                                                                     PIMS
Brian W. Henderson                 Executive Vice President        Executive Vice President, PIMS; Senior Vice
                                                                     President and Chief Operating Officer, PIMS
Stephen Pelletier                  Executive Vice President        Executive Vice President, PIMS
Judy A. Rice                       Executive Vice President        Executive Vice President, PIMS
Lynn M. Waldvogel                  Executive Vice President        Executive Vice President, PIMS


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.



    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.



NAME AND ADDRESS                   POSITION WITH PIC                             PRINCIPAL OCCUPATIONS
---------------------------------  ------------------------------  --------------------------------------------------
Jeffrey Hiller                     Chief Compliance Officer        Chief Compliance Officer, Prudential Private Asset
                                                                     Management
John R. Strangfeld, Jr.            Chairman of the Board,          President of Private Asset Management Group of
                                   President, Chief Executive        Prudential; Senior Vice President, Prudential;
                                   Officer and Director              Chairman of the Board, President, Chief
                                                                     Executive Officer and Director, PIC
Bernard Winograd                   Senior Vice President and       Chief Executive Officer, Prudential Real Estate
                                   Director                          Investors; Senior Vice President and Director,
                                                                     PIC



ITEM 27.  PRINCIPAL UNDERWRITERS


    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


    (b) Information concerning the officers and directors of PIMS is set forth below.


                                   POSITIONS AND                                          POSITIONS AND
                                   OFFICES WITH                                           OFFICES WITH
NAME(1)                            UNDERWRITER                                            REGISTRANT
---------------------------------  -----------------------------------------------------  -----------------------------
Margaret Deverell................  Vice President and Chief Financial Officer             None
Robert F. Gunia..................  President                                              Vice President and Director
Kevin Frawley....................  Senior Vice President and Compliance Officer           None
213 Washington Street
Newark, NJ 07102

                                   POSITIONS AND                                          POSITIONS AND
                                   OFFICES WITH                                           OFFICES WITH
NAME(1)                            UNDERWRITER                                            REGISTRANT
---------------------------------  -----------------------------------------------------  -----------------------------
William V. Healey................  Senior Vice President, Secretary and Chief Legal       None
                                     Officer
Brian Henderson..................  Senior Vice President and Officer                      None
Mark Smith.......................  Chief Operating Officer                                None
John R. Strangfeld, Jr...........  Advisory Board Member                                  President and Director

------------------------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise noted.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS



    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services, LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.



ITEM 29.  MANAGEMENT SERVICES



    Other than as set forth under the captions "How the Fund is Managed--Manager", "How the Fund is Managed-- Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.



ITEM 30.  UNDERTAKINGS



    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 28th day of September, 1999.


                                      PRUDENTIAL SMALL COMPANY VALUE FUND, INC.


                                              /s/ John R. Strangfeld, Jr.
                                      ------------------------------------------



                                            JOHN R. STRANGFELD, JR., PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             SIGNATURE                          TITLE                  DATE
------------------------------------           -------          ------------------
                /s/ Edward D.
               Beach
------------------------------------  Director                  September 28, 1999
            EDWARD D. BEACH
                /s/ Delayne D.
                Gold
------------------------------------  Director                  September 28, 1999
            DELAYNE D. GOLD
                /s/ Robert F.
               Gunia
------------------------------------  Director                  September 28, 1999
            ROBERT F. GUNIA
              /s/ Douglas H.
            McCorkindale
------------------------------------  Director                  September 28, 1999
        DOUGLAS H. MCCORKINDALE
                /s/ Thomas T.
               Mooney
------------------------------------  Director                  September 28, 1999
           THOMAS T. MOONEY
                /s/ Stephen P.
                Munn
------------------------------------  Director                  September 28, 1999
            STEPHEN P. MUNN
           /s/ David R. Odenath,
                Jr.
------------------------------------  Director                  September 28, 1999
         DAVID R. ODENATH, JR.
               /s/ Richard A.
              Redeker
------------------------------------  Director                  September 28, 1999
          RICHARD A. REDEKER
                 /s/ Robin B.
               Smith
------------------------------------  Director                  September 28, 1999
            ROBIN B. SMITH
          /s/ John R. Strangfeld,
                Jr.
------------------------------------  President and Director    September 28, 1999
        JOHN R. STRANGFELD, JR.
              /s/ Louis A. Weil,
                III
------------------------------------  Director                  September 28, 1999
          LOUIS A. WEIL, III
                 /s/ Clay T.
             Whitehead
------------------------------------  Director                  September 28, 1999
           CLAY T. WHITEHEAD
                 /s/ Grace C.
               Torres                 Treasurer and Principal   September 28, 1999
------------------------------------    Financial and Accounting
            GRACE C. TORRES             Officer

                                 EXHIBIT INDEX



    EXHIBITS



(a) (1) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

    (2)Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

    (3)Articles of Amendment. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 24 to the Registration Statement filed on Form N-1A via EDGAR on December 13, 1996 (File No. 2-68723).

    (4)Articles of Amendment. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on December 2, 1997 (File No. 2-68723).

    (5)Articles Supplementary. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(b) Amended and Restated By-Laws. Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

(c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

(d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.*

    (2)Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.*

(e) (1) Distribution Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2)Form of Selected Dealer Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company.*

    (2)Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company.**

    (3)Amendment to Custodian Agreement.*

(h) (1) Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated January 1, 1988.*

    (2)Amendment to Transfer Agency Agreement.*

(i) Opinion and Consent of Counsel.*

(m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2)Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).



    (3)Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(o) Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

------------
 *Filed herewith.

**To be filed by amendment.